Exhibit 10.17

EXECUTION VERSION

SALE AND SERVICING AGREEMENT

Dated as of July 30, 2014

ONEMAIN FINANCIAL ISSUANCE TRUST 2014-2

among

ONEMAIN FINANCIAL FUNDING II, LLC,

as Depositor,

WELLS FARGO BANK, N.A.,

as Depositor Loan Trustee

ONEMAIN FINANCIAL, INC.,

as Servicer,

THE SUBSERVICERS PARTY HERETO,

as Subservicers,

ONEMAIN FINANCIAL ISSUANCE TRUST 2014-2,

as Issuer,

and

WELLS FARGO BANK, N.A.,

as Issuer Loan Trustee

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ARTICLE IV

COLLECTIONS AND ALLOCATIONS

Section 4.01.	Collections and Allocations	27

ARTICLE V

OTHER MATTERS RELATING TO THE DEPOSITOR

Section 5.01.	Liability of the Depositor	27
Section 5.02.	Merger or Consolidation of the Depositor	28
Section 5.03.	Limitations on Liability of the Depositor	29

ARTICLE VI

OTHER MATTERS RELATING TO THE SERVICER AND THE SUBSERVICERS

Section 6.01.	Liability of Servicer and the Subservicers	29
Section 6.02.	Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or a Subservicer	29
Section 6.03.	Limitation on Liability of the Servicer, the Subservicers and Others	30
Section 6.04.	Servicer Indemnification of the Issuer, the Issuer Loan Trustee for the Benefit of the Issuer, the Owner Trustee and the Indenture Trustee	31
Section 6.05.	Resignation of the Servicer and the Subservicers	31
Section 6.06.	Access to Certain Documentation and Information Regarding the Loans	32
Section 6.07.	Delegation of Duties	32
Section 6.08.	Examination of Records	33
Section 6.09.	Servicer Power of Attorney	33

ARTICLE VII

INSOLVENCY EVENTS

Section 7.01.	Rights upon the Occurrence of an Insolvency Event	33

ARTICLE VIII

SERVICER DEFAULTS

Section 8.01.	Servicer Defaults	34
Section 8.02.	Indenture Trustee to Act; Appointment of Successor	36
Section 8.03.	Rule 15Ga-1 Compliance	36

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SCHEDULES

Schedule I	—	List of Subservicers
Schedule II	—	Part A – Definitions Schedule
Part B – Rules of Construction
Schedule III	—	Perfection Representations, Warranties and Covenants

EXHIBITS

Exhibit A-1	—	Form of Initial Loan Assignment
Exhibit A-2	—	Form of Additional Loan Assignment
Exhibit B	—	Form of Annual Compliance Certificate
Exhibit C	—	Form of Loan Reassignment

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Exhibit D	—	Form of Accession Agreement
Exhibit E	—	Conditions to Accession
Exhibit F	—	Rule 15Ga-1 Information
Exhibit G	—	Form of Limited Power of Attorney

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SALE AND SERVICING AGREEMENT, dated as of July 30, 2014 (this “Agreement”), among ONEMAIN FINANCIAL FUNDING II, LLC, a Delaware limited liability company, as the Depositor, WELLS FARGO BANK, N.A., a national banking association, not in its individual capacity, but solely as loan trustee for the benefit of the Depositor (in such capacity, the “Depositor Loan Trustee”), ONEMAIN FINANCIAL, INC., a Delaware corporation, as the Servicer, the Subservicers Party Hereto as identified in Schedule I hereto, ONEMAIN FINANCIAL ISSUANCE TRUST 2014-2, a Delaware statutory trust, as the Issuer and WELLS FARGO BANK, N.A., a national banking association, not in its individual capacity, but solely as loan trustee for the benefit of the Issuer (in such capacity, the “Issuer Loan Trustee”).

BACKGROUND

Under this Agreement, each of the Depositor and the Depositor Loan Trustee, for the benefit of the Depositor, will sell, from time to time, to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer, respectively, certain interests in consumer loans. The Issuer Loan Trustee will hold legal title to, and serve as loan trustee with respect to, such consumer loans for the benefit of the Issuer. The Issuer and the Issuer Loan Trustee for the benefit of the Issuer each intend to grant a security interest in the interests it owns in such consumer loans to the Indenture Trustee under the Indenture.

In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, the Noteholders to the extent provided herein and in the Indenture:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. Certain capitalized terms in this Agreement are defined in and shall have the respective meanings assigned to them in Part A of Schedule II to this Agreement. The rules of construction set forth in Part B of Schedule II shall be applicable to this Agreement.

ARTICLE II

CONVEYANCE OF LOANS

Section 2.01. Conveyance of Loans. (a) In consideration of the Issuer’s promise to pay the Purchase Price with respect to the Sold Assets, each of the Depositor and the Depositor Loan Trustee, for the benefit of the Depositor, do hereby sell, transfer, convey, assign, set-over and otherwise convey to the Issuer and, solely with respect to legal title to such Loans, the Issuer Loan Trustee for the benefit of the Issuer, respectively, from time to time, without recourse except as provided herein, all its right, title and interest in, to and under, whether now owned or hereafter acquired (i) the Purchased Assets, (ii) in the case of the Depositor, the right to receive all Collections with respect to the Purchased Assets after the applicable Cut-Off Date, (iii) all rights of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor under the Loan Purchase Agreement and (iv) all proceeds thereof (such property, collectively, the “Sold Assets”); provided, however, that the Sold Assets shall not include any Reassigned Loan released to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor in connection with any Issuer Loan Release. The foregoing does not constitute and is not intended to result in the creation or an assumption by the Issuer, the Issuer Loan Trustee (as such or in its individual capacity), the Owner Trustee (as such or in its individual capacity), the Indenture Trustee or any Noteholder of any obligation of any Seller, the Depositor, the Depositor Loan Trustee (as such or in its individual capacity), the Servicer or any other Person in connection with the Loans or under any agreement or instrument relating thereto, including any obligations to Loan Obligors.

(b) In consideration for the purchase of the Sold Assets hereunder, the Issuer hereby agrees, subject to Article VIII of the Indenture, to pay to the Depositor on the Closing Date and, on each Payment Date, as applicable, the Purchase Price for the related Loans, which shall consist of (i) cash proceeds from the issuance of the Notes, (ii) with respect to any Additional Loans (including any conveyance in connection with Renewal Loan Replacements), Collections available for such purpose under the Indenture, including funds on deposit in the Principal Distribution Account; provided, that any such consideration for an Additional Loan that is paid using Collections (including funds on deposit in the Principal Distribution Account) shall only be payable on the Payment Date immediately following (y) the Collection Period in which Renewal Loans (including any amount of Renewal Loan Advances) with respect to Renewal Loan Replacements become Additional Loans, (z) the Loan Action Date with respect to each other Additional Loan and (iii) the Trust Certificate or, so long as the Depositor is the holder of the Trust Certificate, an increase in the value thereof. In the case of any Renewal Loan Replacement, the Purchase Price payable on the applicable Payment Date in respect of the applicable Renewal Loan shall be calculated on the excess, if any, of the Loan Principal Balance of such Renewal Loan over the Terminated Loan Price of the Terminated Loan relating to such Renewal Loan, in each case, at the time of the Renewal. Any portion of the Purchase Price for any Loan that is not paid in cash shall constitute a contribution to the capital of the Issuer.

(c) The Depositor, on behalf of itself and the Depositor Loan Trustee, agrees to authorize, record and file, at the expense of the Depositor, on or within ten (10) days of the Closing Date, all the financing statements (and amendments to financing statements when applicable) with respect to the Loans and the other Sold Assets meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the transfer and assignment of the Loans and the other Sold Assets to each of the Issuer and the Issuer Loan Trustee for the benefit of the Issuer, in each case as a first-priority ownership interest, and to deliver a file stamped copy of each such financing statement or other evidence of such filing to the Issuer and the Issuer Loan Trustee and, in the case of amendments to financing statements, as soon as practicable after receipt thereof by the Depositor and the Depositor Loan Trustee. In the event that any transfer of Sold Assets on any Addition Date requires any filing or documents necessary to maintain the interest of the Issuer and the Issuer Loan Trustee for the benefit of the Issuer and their assigns as a first-priority perfected ownership interest, the Depositor shall cause all such filings and recordings to be made on or within ten (10) days of the date of such transfer and promptly provide evidence thereof to the Issuer and the Issuer Loan Trustee.

(d) On or prior to the Closing Date or the relevant Addition Date, as applicable, the Depositor shall mark its electronic records with respect to each Loan sold hereunder with a designation to indicate that the Loans and the related Sold Assets have been sold to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer under this Agreement and a security interest therein granted to the Indenture Trustee under the Indenture. In connection with any Renewal of a Loan with respect to Renewal Loan Replacements, such marking of the electronic records shall include recordation of the loan number for the original Loan subject to such Renewal in the electronic file for the Renewal Loan. The Depositor shall not change any of these entries in its computer files relating to any such Loan or related Sold Assets except in connection with any Loan that ceases to be a Sold Asset; provided, that after a Loan shall have been repaid in full (and all Collections in respect thereof shall have been deposited into the Collection Account) or shall have become a Terminated Loan (and with respect to such Terminated Loan (y) the related Renewal Loan has been included on an electronic file identifying Renewal Loans that have become Additional Loans pursuant to Section 2.08(c) or (z) the related Terminated Loan Price shall have been deposited into the Principal Distribution Account pursuant to Section 2.11), such entries may be removed consistent with the Credit and Collection Policy.

(e) The Depositor, on behalf of itself and the Depositor Loan Trustee, shall deliver to the Issuer and the Issuer Loan Trustee a Loan Schedule, together with the Initial Loan Assignment, on the Closing Date identifying the Loans sold by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Issuer and the Issuer Trustee for the benefit of the Issuer on the Closing Date. In addition, the Depositor on behalf of itself and the Depositor Loan Trustee agrees, no later than the Monthly Determination Date following the end of each Collection Period, to deliver or cause to be delivered to the Issuer and the Issuer Loan Trustee, an updated Loan Schedule (i) including (A) all Loans that were included in Sold Assets at the close of business on the last day of the immediately preceding Collection Period (other than any Loans identified in clause (ii) below) and (B) all Additional Loans acquired by the Issuer and the Issuer Loan Trustee for the benefit of the Issuer from the Depositor and the Depositor Loan Trustee in connection with an Additional Loan Assignment on the Addition Date occurring on the immediately preceding Loan Action Date, but (ii) excluding any Loans acquired by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor from the Issuer and the Issuer Loan Trustee in connection with any optional reassignment of Loans on any Document Delivery Date preceding such Monthly Determination Date. Such Loan Schedule will also separately identify each Loan that is designated as an Excluded Loan as of such Monthly Determination Date.

(f) The parties intend that the transfer of the Sold Assets to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor be an absolute sale and not a secured borrowing. If the transaction under this Agreement were determined to be a loan rather than an absolute sale despite this intent of the parties, the transfers provided for in this Agreement shall be deemed to be the grant of, and each of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor hereby grants to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer, a first-priority security interest in all of such entity’s right, title, and interest, whether now owned or hereafter acquired, in, to, and under the Sold Assets to secure the payment and performance of all obligations of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor under this Agreement including the obligation to cause the sale of Sold Assets and the payment of all monies due under the Sold Assets to the Issuer, the Issuer Loan Trustee and their assigns. This grant is a protective measure and must not be construed as evidence of any intent contrary to the one expressed in the first sentence of this paragraph, nor should the intent expressed in the first sentence of this paragraph be deemed to be an expression of the intended tax treatment of the conveyance of the Purchased Assets.

Section 2.02. Acceptance by Issuer and Issuer Loan Trustee. (a) Each of the Issuer and the Issuer Loan Trustee for the benefit of the Issuer hereby acknowledge its acceptance of all right, title and interest to the Sold Assets purchased by, and conveyed to, the Issuer and the Issuer Loan Trustee for the benefit of the Issuer pursuant to Section 2.01. Each of the Issuer and the Issuer Loan Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Depositor delivered to it a Loan Schedule relating to the Initial Loans.

(b) The Issuer and the Issuer Loan Trustee hereby agree not to disclose to any Person any of the loan numbers or other information contained in the Loan Schedule (including any supplement thereto) except (i) to the Servicer (or any Subservicer), the Back-up Servicer, the Custodian or as required by a Requirement of Law applicable to the Owner Trustee, the Issuer or the Issuer Loan Trustee, (ii) in connection with the performance of any of the Issuer’s and the Issuer Loan Trustee for the benefit of the Issuer’s duties hereunder, (iii) to the Indenture Trustee in connection with its duties in enforcing the rights of Noteholders, (iv) to any Seller or (v) to bona fide creditors or potential creditors of the Depositor, the Depositor Loan Trustee for the benefit of the Depositor, the Issuer or the Issuer Loan Trustee for the benefit of the Issuer for the limited purpose of enabling any such creditor to identify applicable Loans subject to this Agreement, the Loan Purchase Agreement or the Indenture, provided they agree to keep such information confidential. The Issuer agrees to take such measures as shall be reasonably requested by the Depositor to protect and maintain the security and confidentiality of such information and, in connection therewith, shall allow the Depositor or its duly authorized representatives to inspect the Owner Trustee’s security and confidentiality arrangements as they specifically relate to the administration of the Issuer from time to time during normal business hours upon prior written notice.

(c) The Issuer shall not create, assume or incur indebtedness or other liabilities in the name of the Issuer other than as expressly contemplated in the Trust Agreement, this Agreement and the Indenture.

Section 2.03. Representations and Warranties of the Depositor Relating to the Depositor. The Depositor hereby represents and warrants to each of the Issuer and the Issuer Loan Trustee, as of the Closing Date and each Addition Date that:

(a) Organization. The Depositor is a limited liability company validly existing and in good standing under the laws of, and is duly qualified to do business in, the jurisdiction of its organization, and has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement, the Trust Agreement, the Loan Purchase Agreement and each other Transaction Document to which it is a party.

(b) Due Qualification. The Depositor is in good standing as a foreign limited liability company and is duly qualified to do business, and has obtained all necessary licenses and approvals (whether directly or indirectly through the applicable Seller or Subservicer in the applicable jurisdiction), in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have an Adverse Effect.

(c) Due Authorization. The execution and delivery by the Depositor of this Agreement and any Transaction Document to which it is a party and the consummation by the Depositor of the transactions provided for in this Agreement and any Transaction Document to which it is a party have been duly authorized by all necessary action on the part of the Depositor.

(d) No Conflict. The execution and delivery by the Depositor of this Agreement and any Transaction Document to which it is a party and the performance by the Depositor of the transactions contemplated by this Agreement and any Transaction Document to which it is a party and the fulfillment by the Depositor of the terms hereof and thereof applicable to the Depositor, will not conflict with or violate the organizational documents of the Depositor or any Requirements of Law applicable to the Depositor or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it or its properties are bound.

(e) Enforceability. Each of this Agreement and each other Transaction Document to which the Depositor is a party is a legal, valid and binding obligation of the Depositor and is enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principles of equity;

(f) No Proceedings. There are no Proceedings or investigations pending before any Governmental Authority or, to the best knowledge of the Depositor, threatened, against the Depositor (i) asserting the invalidity of this Agreement or any other Transaction Document to which the Depositor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Depositor is a party, (iii) seeking any determination or ruling that, in the reasonable judgment of the Depositor, would materially and adversely affect the performance by the Depositor of its obligations under this Agreement or any other Transaction Document to which it is a party, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document to which the Depositor is a party or (v) seeking to affect adversely the income or franchise tax attributes of the Issuer under the U.S. federal or any state income or franchise tax systems.

(g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Depositor in connection with the execution and delivery by the Depositor of this Agreement and any Transaction Document to which it is a party and the performance of the transactions contemplated by this Agreement and any Transaction Document to which it is a party have been duly obtained, effected or given and are in full force and effect.

(h) Investment Company Act. It is not an “investment company” required to be registered under the Investment Company Act.

Section 2.04. Representations and Warranties of the Depositor Loan Trustee. The Depositor Loan Trustee for the benefit of the Depositor hereby represents and warrants to each of the Issuer and the Issuer Loan Trustee for the benefit of the Issuer, as of the Closing Date and each Addition Date that:

(a) Organization. The Depositor Loan Trustee is a national banking association validly existing and in good standing under the laws of the United States, and is duly qualified to do business, and has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement, the Trust Agreement, the Loan Purchase Agreement and each other Transaction Document to which it is a party.

(b) Due Qualification. The Depositor Loan Trustee is in good standing and is duly qualified to do business, and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have an Adverse Effect.

(c) Due Authorization. The execution and delivery by the Depositor Loan Trustee of this Agreement and any Transaction Document to which it is a party and the consummation by the Depositor Loan Trustee of the transactions provided for in this Agreement and any Transaction Document to which it is a party have been duly authorized by all necessary action on the part of the Depositor Loan Trustee.

(d) No Conflict. The execution and delivery by the Depositor Loan Trustee of this Agreement and any Transaction Document to which it is a party and the performance by the Depositor Loan Trustee of the transactions contemplated by this Agreement and any Transaction Document to which it is a party and the fulfillment by the Depositor Loan Trustee of the terms hereof and thereof applicable to the Depositor Loan Trustee, will not conflict with or violate the organizational documents of the Depositor Loan Trustee or any Requirements of Law applicable to the Depositor Loan Trustee or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Depositor Loan Trustee is a party or by which it or its properties are bound.

(e) Enforceability. Each of this Agreement and each other Transaction Document to which the Depositor Loan Trustee for the benefit of the Depositor is a party is a legal, valid, and binding obligation of the Depositor Loan Trustee and is enforceable against the Depositor Loan Trustee in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principles of equity;

(f) No Proceedings. There are no Proceedings or investigations pending before any Governmental Authority or, to the best knowledge of the Depositor Loan Trustee, threatened, against the Depositor Loan Trustee (i) asserting the invalidity of this Agreement or any other Transaction Document to which the Depositor Loan Trustee is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Depositor Loan Trustee for the benefit of the Depositor is a party, (iii) seeking any determination or ruling that, in the reasonable judgment of the Depositor Loan Trustee, would materially and adversely affect the performance by the Depositor Loan Trustee of its obligations under this Agreement or any other Transaction Document to which it is a party, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document to which the Depositor Loan Trustee is a party or (v) seeking to affect adversely the income or franchise tax attributes of the Issuer under the U.S. federal or any state income or franchise tax systems.

(g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Depositor Loan Trustee in connection with the execution and delivery by the Depositor Loan Trustee of this Agreement and any Transaction Document to which it is a party and the performance of the transactions contemplated by this Agreement and any Transaction Document to which it is a party have been duly obtained, effected or given and are in full force and effect.

Section 2.05. Representations and Warranties of the Depositor Relating to this Agreement and the Loans.

(a) Representations and Warranties. The Depositor hereby represents and warrants to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Servicer as of the Closing Date, as of each Addition Date and, with respect to each Loan, as of the applicable Cut-Off Date that:

(i) the Loan Schedule identifies, in the case of the Closing Date, or the applicable Additional Loan Assignment Schedule delivered on the applicable Document Delivery Date following the applicable Addition Date will identify, in the case of an Addition Date, all of the Loans conveyed by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer on the Closing Date or such Addition Date, as applicable, and each such Loan is in all material respects as described in the Loan Schedule or as will be described in the Additional Loan Assignment Schedule, as applicable, and when delivered to the Issuer and the Issuer Loan Trustee by the Depositor the information contained in the Loan Schedule or Additional Loan Assignment Schedule, as applicable, with respect to each Loan will be true, correct and complete in all material respects as of the related Cut-Off Date;

(ii) (x) with respect to the Initial Loans, on the Closing Date and (y) with respect to any Additional Loans, upon the applicable Addition Date, this Agreement constitutes a valid sale, transfer, assignment and conveyance to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer of all right, title and interest of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor in the Loans (including any Renewal Loans) conveyed to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor and the proceeds thereof or, if this Agreement does not constitute a sale of such property, it constitutes a grant of a security interest in such property to the Issuer, which is enforceable upon execution and delivery of this Agreement, in the case of the Initial Loans and upon such Addition Date, in the case of any Additional Loans. Upon the filing of the applicable financing statements, the Issuer and the Issuer Loan Trustee for the benefit of the Issuer shall have a first-priority perfected security or ownership interest in such property and proceeds;

(iii) as of the applicable Cut-Off Date, each Loan conveyed by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer hereunder on the Closing Date or the relevant Addition Date, as applicable, was an Eligible Loan;

(iv) each of the representations and warranties of the Sellers set forth in Section 4.02(a) of the Loan Purchase Agreement as of the Closing Date or such Addition Date, as applicable, is true and correct as of such date;

(v) other than the security interest granted and the conveyance to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer pursuant to this Agreement, neither the Depositor nor the Depositor Loan Trustee for the benefit of the Depositor has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Sold Assets; and

(vi) the representations, warranties and covenants set forth on Schedule III hereto shall be a part of this Agreement for all purposes. Notwithstanding any other provision of this Agreement or any other Transaction Document, the perfection representations contained in Schedule III shall be continuing, and remain in full force and effect until such time as this Agreement terminates pursuant to Section 9.01 of this Agreement. The parties to this Agreement: (A) shall not waive any of the perfection representations contained in Schedule III; (B) shall provide each Rating Agency with prompt written notice of any material breach of perfection representations contained in Schedule III and (C) shall not waive a breach of any of the perfection representations contained in Schedule III.

In addition, in the case of an Excluded Loan that is de-designated as such on any Loan Action Date, the Depositor represents and warrants to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Servicer as of such Payment Date that such Loan would constitute an Eligible Loan as of the end of the related Collection Period if the last day of such Collection Period were deemed to be such Loan’s Cut-Off Date.

(b) Notice of Breach. The representations and warranties set forth in Section 2.04 and this Section 2.05 shall survive the transfers and assignments of the Loans to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer, the grant of a security interest in the Loans to the Indenture Trustee pursuant to the Indenture, and the issuance of the Notes. Upon discovery by the Depositor, the Depositor Loan Trustee, the Servicer, the Issuer or the Issuer Loan Trustee of a breach of any of the representations and warranties set forth in Section 2.04 or this Section 2.05, the party discovering such breach shall give notice to the other parties and to the Indenture Trustee within five (5) Business Days following such discovery; provided that the failure to give notice within five (5) Business Days does not preclude subsequent notice.

Section 2.06. Repurchase Obligations. (a) Upon the discovery or receipt of notice by the Indenture Trustee, the Issuer or the Issuer Loan Trustee of a breach of any representation or warranty contained in Section 2.05(a) hereof (or under Section 4.02(a) of the Loan Purchase Agreement as incorporated pursuant to Section 2.05(a)(iv) of this Agreement) by the Depositor with respect to a Loan sold to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer, at the time such representations and warranties were made, which breach materially adversely affects the interests of the Noteholders in such Loan, the party discovering or receiving notice of such breach shall give prompt written notice thereof to the applicable Seller, the Depositor, the Depositor Loan Trustee, the Issuer, the Issuer Loan Trustee and the Indenture Trustee (it being understood that the discovering party shall not be required to notify itself). In the case of a breach of any representation or warranty contained in Section 2.05(a)(i), (iii) or (iv) hereof, the Depositor and the Depositor Loan Trustee for the benefit of the Depositor shall immediately exercise their rights under Section 6.01 of the Loan Purchase Agreement to require the Seller to cure such breach, or if such breach is not cured during the applicable period, to repurchase such Loan in accordance with such section. The Depositor Loan Trustee agrees to take any action reasonably requested by the Depositor in order to effectuate such cure or repurchase. The obligations of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to require the Seller to cure or the obligations of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor, respectively, to repurchase the affected Loan shall constitute the sole and exclusive remedy under this Agreement or otherwise respecting a breach of its representations or warranties contained in Section 2.05(a)(i), (iii) or (iv) hereof with respect to the Depositor, the Depositor Loan Trustee and the affected Loan. In the case of a breach of any representation or warranty contained in Section 2.05(a)(ii), (v) or (vi), within sixty (60) days from the date on which the Depositor is notified of, or discovered, such breach, the Depositor and the Depositor Loan Trustee for the benefit of the Depositor shall either cure such breach in all material respects or purchase the affected Loan at the applicable Repurchase Price in accordance with Section 2.06(b) hereof. The obligations of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to cure or purchase the affected Loan shall constitute the sole and exclusive remedy under this Agreement or otherwise respecting a breach of its representations or warranties contained in Section 2.05(a)(ii), (v) or (vi) hereof with respect to the affected Loan.

(b) In the event that the applicable breaching Seller has not cured any breach with respect to the representations and warranties contained in Section 2.05(a)(i), (iii) or (iv) hereof within the required sixty-day period in accordance with Section 6.01 of the Loan Purchase Agreement, each of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor must repurchase their respective interests in the subject Loan on the initial Payment Date following the Collection Period in which such sixty-day period expired, by the Depositor making payment to the Issuer in immediately available funds an amount equal to the Repurchase Price paid to the Depositor by the applicable Seller pursuant to Section 6.01 of the Loan Purchase Agreement. In the event that the Depositor and the Depositor Loan Trustee for the benefit of the Depositor has not cured any breach with respect to the representations and warranties contained in Section 2.05(a)(ii), (v) or (vi) within the required sixty-day period in accordance with Section 2.06(a) hereof, each of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor must repurchase their respective interests in the subject Loan on the initial Payment Date following the Collection Period in which such sixty-day period expired, by the Depositor making payment to the Issuer in immediately available funds an amount equal to the Repurchase Price. Upon receipt of the applicable Repurchase Price in the Collection Account and release of such Loan from the lien of the Indenture in accordance with the terms thereof, automatically and without further action, the Issuer and the Issuer Loan Trustee for the benefit of the Issuer hereby sell to the Depositor and, solely with respect to legal title of the applicable Loan, the Depositor Loan Trustee for the benefit of the Depositor, without recourse, representation, or warranty, all of each of the Issuer’s and the Issuer Loan Trustee for the benefit of the Issuer’s right, title and interest in, to, and under (i) such Loan, (ii) with respect to the Issuer, the right to receive Collections in respect of such Loan from and after the date of such repurchase, (iii) all Sold Assets relating to such Loan and (iv) all proceeds of any of the property and assets described in the foregoing clauses (i) through (iii). The Issuer and the Issuer Loan Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested and provided by the party repurchasing such Loan to effect the conveyance of such Loan.

Section 2.07. Covenants of the Depositor and the Depositor Loan Trustee. The Depositor and the Depositor Loan Trustee for the benefit of the Depositor hereby covenant to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Servicer, that:

(a) Security Interests. Except for the conveyances hereunder, neither the Depositor nor the Depositor Loan Trustee will sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Encumbrance arising through or under the Depositor or the Depositor Loan Trustee on, any Sold Assets conveyed by it to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer or any interest therein, and the Depositor and the Depositor Loan Trustee shall defend the right, title and interest of the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Indenture Trustee in, to and under the Sold Assets, against all claims of third parties claiming through or under the Depositor or the Depositor Loan Trustee.

(b) Trust Certificates. Except in connection with any transaction permitted by Section 5.02 and as provided in the Indenture and the Trust Agreement, the Depositor agrees not to transfer, sell, assign, exchange, participate or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Trust Certificates held by the Depositor, and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation, grant or sale shall be void.

(c) Delivery of Collections. In the event that either the Depositor or the Depositor Loan Trustee receives Collections, each agrees to pay to the Servicer all such Collections as soon as practicable after receipt thereof.

(d) Notice of Encumbrances. The Depositor and the Depositor Loan Trustee shall notify the Owner Trustee and the Indenture Trustee promptly after becoming aware of any Encumbrance on any Sold Asset conveyed by it to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer other than the conveyances hereunder and under the Loan Purchase Agreement and the Indenture.

(e) Amendment of the Certificate of Formation and Limited Liability Agreement. The Depositor will not amend in any respect its certificate of formation, the Depositor LLC Agreement or other organizational documents unless (i) the Rating Agency Condition is satisfied, (ii) the Depositor shall have provided to the Indenture Trustee, the Issuer Loan Trustee and the Issuer an Officer’s Certificate of the Depositor, dated as of the date of such amendment, stating that such amendment is not reasonably expected to result in an Adverse Effect and (iii) such amendment is effected in accordance with the terms of the applicable organizational document.

(f) Separate Existence. The Depositor shall, except as otherwise provided herein or in a Transaction Document:

(i) Maintain in full effect its existence, rights and franchises as a limited liability company under the laws of the state of its formation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Depositor Loan Trust Agreement, the Trust Agreement, the Loan Purchase Agreement, the other Transaction Documents to which it is a party and each other instrument or agreement necessary or appropriate to proper administration hereof or thereof and to permit and effectuate the transactions contemplated hereby or thereby;

(ii) Maintain its own separate books and records and bank accounts separate from those of any Affiliate of the Depositor;

(iii) At all times hold itself out to the public as a separate legal and economic entity apart from any other Person, and strictly comply with all organizational formalities to maintain its separate existence;

(iv) Have a board of managers separate from that of any other Person;

(v) Not incur, create or assume any indebtedness or other liabilities or obligations other than as expressly permitted under the Transaction Documents;

(vi) Correct any known misunderstanding regarding its separate identity and refrain from engaging in any activity that compromises the separate legal identity of the Depositor;

(vii) Maintain adequate capital and a sufficient number of employees, if any employees are so needed, in light of its contemplated business purposes, transactions and liabilities and in order to pay its debts as such debts become due;

(viii) Cause its board of managers to meet at least annually or act pursuant to written consent and keep minutes of such meetings and actions and observe all other Delaware limited liability company formalities;

(ix) Not acquire any obligations or securities of any Affiliate of the Depositor other than any securities of the Issuer as permitted by the Transaction Documents;

(x) File its own tax returns, if any, as may be required under applicable law, to the extent (1) not part of a consolidated group filing a consolidated return or returns or (2) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable law;

(xi) Except as contemplated by the Transaction Documents, not commingle its assets with assets of any other Person;

(xii) Conduct its business in its own name;

(xiii) Maintain separate financial statements, prepared in accordance with applicable generally accepted accounting principles, showing its assets and liabilities separate and apart from those of any other Person and not have its assets listed on any financial statement of any other Person other than as a consequence of the application of consolidation rules in accordance with generally accepted accounting principles;

(xiv) Pay its own liabilities and expenses only out of its own funds;

(xv) Maintain an arm’s length relationship with unaffiliated parties, and not enter into any transaction with an Affiliate of the Depositor except on commercially reasonable terms similar to those available to unaffiliated parties in an arm’s length transaction;

(xvi) Pay the salaries of its own employees, if any, only out of its own funds;

(xvii) Not hold out its credit or assets as being available to satisfy the obligations of any other Person nor pledge its assets for the benefit of any other Person nor make any intercompany loans to any Affiliate of the Depositor or accept any intercompany loans from any Affiliate of the Depositor except as permitted by the Transaction Documents;

(xviii) Clearly identify its offices, if any, as its offices and, to the extent that the Depositor and its Affiliates have offices in the same location, allocate fairly and reasonably any overhead expenses that are shared with such Affiliates, including services performed by an employee of such Affiliates;

(xix) Ensure that it shall at all times have at least one Independent Manager and at least one officer;

(xx) Use separate stationery, invoices and checks bearing its own name; Not guarantee any obligation of any Affiliate;

(xxi) Not engage, directly or indirectly, in any business other than that required or permitted to be performed under the Depositor LLC Agreement, the Transaction Documents or this Section 2.07(f);

(xxii) Not allow any borrowings or granting of a security interest or other transfer of assets between the Depositor and any other Person unless such action is permitted under the Transaction Documents and there is a business purpose for the Depositor and the borrowing or granting of a security interest in or other transfer of assets was not and will not be intended to impair the rights or interests of creditors and was made in exchange for reasonably equivalent value and fair consideration and has been and will be appropriately documented and recorded in its records;

(xxiii) Will not make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any Person, except that the Depositor may invest in those investments permitted under the Transaction Documents and may make any advance required or expressly permitted to be made pursuant to any provisions of the Transaction Documents and permit the same to remain outstanding in accordance with such provisions;

(xxiv) Not form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other) or own any equity interest in any other entity except as expressly permitted under the Transaction Documents; or

(xxv) Not, to the fullest extent permitted by law, engage in any dissolution, liquidation, consolidation, merger, sale or other transfer of any of its assets outside the ordinary course of the Company’s business.

(g) Amendments to Loan Purchase Agreement. Each of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor further covenant that neither shall enter into, or consent to, any amendments, modifications, waivers or supplements to, or terminations of, the Loan Purchase Agreement or enter into a new Loan Purchase Agreement, without the prior written consent of the Issuer.

(h) Enforcement of Loan Purchase Agreement. Each of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor shall take all steps, as directed by the Issuer (or the Indenture Trustee at the direction of the Required Noteholders), to enforce its rights (and the rights of the Issuer and the Indenture Trustee as assignees of the Depositor) against any Seller with respect to any matter arising under the Loan Purchase Agreement.

(i) Taxes. The Depositor shall pay out of its own funds, without reimbursement, the costs and expenses relating to any stamp, documentary, excise, property (whether on real, personal or intangible property) or any similar tax levied on the Issuer or the Issuer’s assets that are not expressly stated in this Agreement to be payable by the Issuer (other than federal, state, local and foreign income and franchise taxes, if any, or any interest or penalties with respect thereto, assessed on the Issuer).

(j) Bankruptcy Limitations. The Depositor shall not, without the affirmative vote of each of the managers of the Depositor (which must include the affirmative vote of at least one duly appointed Independent Manager as defined in the Depositor LLC Agreement) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Depositor or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any entity action in furtherance of the actions set forth in clauses (A) through (F) above; provided, however, that no manager may be required by any member of the Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Depositor so long as it is solvent.

Section 2.08. Addition of Loans. (a) The Depositor on behalf of itself and the Depositor Loan Trustee, with the consent of the Issuer (which it may provide or withhold in its sole discretion), may designate from time to time Additional Loans to be sold to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer pursuant to this Agreement. Sales of Additional Loans (other than Renewal Loans with respect to Renewal Loan Replacements) to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer shall only occur and be effective on the applicable Addition Date and shall be evidenced by the Seller’s marking of its computer records as specified in Section 2.01(d) herein immediately prior to the start of business on such Addition Date. As soon as practicable, but in any event no later than the Document Delivery Date immediately following such Addition Date, each Seller shall deliver an Additional Loan Assignment as provided in Section 2.08(b)(iii).

(b) In connection with the conveyance of any Additional Loans to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer as described in Section 2.08(a), the obligation of the Issuer to pay the Purchase Price for such Additional Loans on the related Payment Date is subject to the following conditions:

(i) on or before the applicable Addition Date, the Depositor on behalf of itself and the Depositor Loan Trustee shall give the Issuer and the Issuer Loan Trustee written notice (unless such notice requirement is otherwise waived) specifying, with respect to the applicable Addition Date, the expected number of

Additional Loans (other than Renewal Loans with respect to a Renewal Loan Replacement) sold and the expected aggregate Principal Balances outstanding of such Additional Loans (other than Renewal Loans with respect to Renewal Loan Replacements); provided, that no such notice shall be required with respect to any Renewal of a Loan with respect to Renewal Loan Replacements or conveyances related thereto;

(ii) in the event that an Addition Date occurs on a Loan Action Date, the Depositor on behalf of itself and the Depositor Loan Trustee shall deliver to the Issuer and the Issuer Loan Trustee an Officer’s Certificate, dated as of the Monthly Determination Date immediately following such Loan Action Date, and certifying that (x) as of the applicable Additional Cut-Off Date, the Additional Loans conveyed on such Addition Date were all Eligible Loans and (y) each of the conditions set forth in this Section 2.08(b) have been satisfied with respect to the addition of each such Additional Loan; provided, however, that in the case of a Renewal of a Loan with respect to a Renewal Loan Replacement or conveyance related thereto, the Depositor on behalf of itself and the Depositor Loan Trustee shall be deemed to have provided such certifications upon the Renewal without any further action; and

(iii) on each Document Delivery Date, the Depositor on behalf of itself and the Depositor Loan Trustee shall deliver to the Issuer and the Issuer Loan Trustee an Additional Loan Assignment and an Additional Loan Assignment Schedule further identifying (i) each Additional Loan being sold on the Addition Date occurring on the related Loan Action Date and (ii) each Renewal Loan with respect to a Renewal Loan Replacement effected during the immediately preceding Collection Period.

(c) Upon the conveyance of each Additional Loan to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer, the Depositor hereby represents that:

(i) as of the applicable Addition Date, no Insolvency Event with respect to the Depositor shall have occurred nor shall the transfer of the Loans conveyed by the Depositor to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer have been made in contemplation of the occurrence thereof; effect;

(ii) as of the applicable Addition Date, the Revolving Period was then in effect.

(iii) as of the applicable Addition Date, the Depositor reasonably believed that the transfer of the Additional Loans to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer would not result in an Adverse Effect;

(iv) other than in respect of any Renewal Loan conveyed to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer in connection with a Renewal Loan Replacement, as of the applicable Addition Date, the Depositor shall not have used selection procedures reasonably believed by the Depositor to be materially adverse to the interests of the Issuer, the Issuer Loan Trustee or any Class of Noteholders in selecting such Additional Loans; and

(v) in connection with any such acquisition, the terms of the Indenture (including, without limitation, Section 8.07 thereof) are complied with in all material respects.

(d) The Depositor, each Subservicer, the Servicer, the Issuer and the Issuer Loan Trustee hereby confirm and agree, and represent and warrant, that each Renewal Loan constitutes “proceeds” (within the meaning of Section 9-102(a)(64) of the New York UCC) of the Loan subjected to a Renewal. The Issuer does hereby authorize the Servicer and Subservicers to effect Renewals of Loans in the Trust Estate as provided herein and in the Loan Purchase Agreement. During the Revolving Period, so long as the Seller with respect to any Loan is also the Subservicer (or, in the event that there is no Subservicer with respect to such Loan, the Servicer) the Depositor hereby agrees to, and immediately upon any Renewal Loan Replacement being effected and without further action hereby sells, transfers, assigns, sets-over and otherwise conveys, automatically and without further action, all of its rights as described in Section 2.01 above to each such Renewal Loan (to the extent not previously conveyed) to the Issuer and, solely with respect to legal title of such Renewal Loan, the Issuer Loan Trustee for the benefit of the Issuer. Immediately upon such Renewal Loan Replacement being effected, the Depositor shall mark its electronic records with respect to the related Renewal Loan with the designation required by Section 2.01(d). Such assignment shall be effective as of the date such Renewal Loan Replacement is effected, which date shall also be the Addition Date with respect thereto. In connection with each Renewal described in this Section 2.08(c), the Depositor hereby agrees that within two (2) Business Days of such Renewal, the Depositor shall deliver to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer an electronic file of all such Renewal Loans effected on such day and identifying (i) with respect to each Renewal Loan, such Loan’s (A) loan number, (B) branch code, (C) Loan origination date, (D) unique loan identifier, (E) Loan Principal Balance as of the applicable Cut-Off Date and (F) the Seller and Subservicer or Servicer with respect to such Loan, as applicable and (ii) with respect to the related Terminated Loan, such Terminated Loan’s (A) loan number, (B) branch code, (C) unique loan identifier, and (D) the Seller and Subservicer or Servicer with respect to such Loan, as applicable.

(e) Representations and Warranties. The Depositor hereby represents and warrants to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer that, in the case of Additional Loans, the Additional Loan Assignment Schedule, to the extent required to be delivered, is, with respect to each Additional Loan, as of the applicable Additional Cut-Off Date with respect to each such Additional Loan, true and complete in all material respects.

Section 2.09. Optional Purchase. (a) On any Payment Date occurring on or after the date on which the Aggregate Note Principal Balance of the Outstanding Notes is reduced to 10% or less of the Initial Note Principal Balance, the Servicer shall have the option to purchase all of the Sold Assets at a purchase price equal to the Redemption Price in accordance with Section 8.08(a) of the Indenture. If the Servicer elects to exercise such option, it shall comply with all applicable conditions set forth in Section 8.08 of the Indenture. Upon proper exercise of such option and payment of the Redemption Price, all of the Sold Assets to be sold in such optional purchase shall be sold to the Servicer. The proceeds of any such optional purchase shall be applied to the Notes in accordance with the provisions for the redemption of such Notes on such date as set forth in the Indenture.

(b) On any day occurring on or after the Payment Date on which the Issuer redeems the Notes in accordance with Section 8.08(b) of the Indenture, the Depositor and the Depositor Loan Trustee for the benefit of the Depositor shall have the option to purchase all of the Sold Assets at a purchase price equal to the Redemption Price for such Sold Assets. If the Depositor and the Depositor Loan Trustee elect to exercise such option, the Depositor shall, no later than one (1) Business Day prior to the proposed Payment Date identified by the Issuer pursuant to Section 8.08(c) of the Indenture, pay to or at the direction of the Issuer in immediately available funds, the Redemption Price. Upon proper exercise of such option and payment of the Redemption Price, all of the Sold Assets to be sold in such optional purchase shall be sold to the Depositor.

Section 2.10. Optional Reassignment of Loans. (a) Subject to Section 8.05 and 8.07 of the Indenture, at the start of business on any Loan Action Date occurring during the Revolving Period, the Depositor on behalf of itself and the Depositor Loan Trustee, at its sole option, may require reassignment from each of the Issuer and the Issuer Loan Trustee for the benefit of the Issuer, respectively, of their interests in Loans that were not Charged-Off Loans or Delinquent Loans, in each case, as of the end of the immediately preceding Collection Period by selecting such Loans in a manner that the Depositor reasonably believes is not materially adverse to the interests of any Class of Noteholders and such Loans shall be reassigned to each of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor for the Reassignment Price applicable to such Loans, such Reassignment Price to be paid (i) for so long as the Depositor is the holder of the Trust Certificate, and at the Depositor’s option, by an adjustment to the value of the Trust Certificate, if such adjustment is available or (ii) otherwise, in immediately available funds to the Servicer (to be deposited in the Principal Distribution Account) in the manner prescribed in Section 2.10(b); provided, that this optional reassignment is exercisable only to the extent that, no Reinvestment Criteria Event is outstanding and the reassignment of such Loans shall constitute a Permitted Depositor Reassignment, in either case, after giving effect to (i) the reassignment of such Loans to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor, (ii) the payment of the Reassignment Price as described above, and (iii) all Loan Actions with respect to such Loan Action Date. No such reassignment may cause the Issuer to breach or otherwise violate any provision of the Indenture.

(b) To reassign Loans, the Depositor (or the Servicer on its behalf) shall take the following actions and make the following determinations:

(i) on or before the second Business Day immediately preceding the related Loan Action Date, furnish to the Issuer, the Issuer Loan Trustee, the Indenture Trustee and each Rating Agency a written notice specifying (A) the Loans which are expected to be reassigned from the Issuer and the Issuer Loan Trustee for the benefit of the Issuer to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor and (B) the Document Delivery Date on which such reassignment of such Loans is to occur (in each case, the “Reassignment Date”); and

(ii) represent and warrant that the list of Loans delivered in connection with the execution and delivery of the Loan Reassignment as provided below, as of the Reassignment Date, is true and complete in all material respects.

In addition, it is understood and agreed that the Depositor’s payment of the Reassignment Price as described in Section 2.10(a) above (including, in the case of clause (a)(ii), the Servicer’s deposit of immediately available funds into the Principal Distribution Account) is a precondition to any reassignment pursuant to this Section 2.10. As soon as practicable, but in any event no later than the fifth Business Day following the Reassignment Date, the Issuer shall deliver to each of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor a Loan Reassignment in substantially the form of Exhibit C along with a computer file or microfiche or written list (which may be in electronic form, acceptable to the Depositor) containing a true and complete list of loans which are being reassigned, specifying for each Loan, as of the Reassignment Date, its loan number, Loan Principal Balance and the related Seller and Subservicer, or Servicer, as applicable, together with any appropriate UCC releases or termination statements prepared and filed on behalf of the Issuer.

Section 2.11. Terminated Loan Price Deposits. In connection with any Renewal that is effected on a date that is not within the Revolving Period, on the day on which the Seller pays the Terminated Loan Price in immediately available funds to the Servicer pursuant to Section 5.01(h) of the Loan Purchase Agreement, for deposit into the Principal Distribution Account, the Servicer shall deposit such amounts in immediately available funds into the Principal Distribution Account on such date.

Section 2.12. Issuer Loan Exclusions. Subject to the conditions specified in, and in accordance with, Section 8.07 of the Indenture and the further conditions specified in this Section 2.12, on any Loan Action Date during the Revolving Period, the Depositor may require the Issuer, together with the Issuer Loan Trustee for the benefit of the Issuer, to designate one or more Loans included in the Sold Assets as an Excluded Loan or cause one or more Loans included in the Sold Assets to cease to be designated as an Excluded Loan. For the avoidance of doubt, until such time as an Excluded Loan ceases to be so designated, it shall not be included in the Loan Action Date Loan Pool on any Loan Action Date (including the Loan Action Date on which it is designated as an Excluded Loan, but excluding the Loan Action Date on which it is de-designated as such) or taken into account for purposes of determining whether or not a Reinvestment Criteria Event has occurred as of the end of the Collection Period preceding any such Loan Action Date, but it shall otherwise continue to constitute a Sold Asset and all Collections in respect thereof during any Collection Period shall constitute Available Funds on the corresponding Payment Date. The designation of a Loan as an Excluded Loan shall be effected by the delivery by the Depositor (or the Servicer on its behalf) to the Issuer, the Issuer Loan Trustee and the Indenture Trustee on or before the applicable Loan Action Date of a report identifying each such expected Loan (by loan number and applicable Seller and Subservicer) as an Excluded Loan. The Excluded Loans outstanding from time to time shall be identified as such on each Loan Schedule delivered from time to time on each Monthly Determination Date. On any Loan Action Date during the Revolving Period, an Excluded Loan may be de-designated as such by the delivery by the Depositor (or the Servicer on its behalf) to the Issuer, the Issuer Loan Trustee and the Indenture Trustee on or before the applicable Loan Action Date of a report identifying each such expected Loan (by loan number and applicable Seller and Subservicer) as ceasing to be designated as an Excluded Loan. No Excluded Loan may be de-designated as such on any Loan Action Date unless such Loan would constitute an Eligible Loan as of the close of business on the last day of the Collection Period immediately preceding such Loan Action Date if such last day were deemed to be such Loan’s Cut-Off Date.

Section 2.13. Investment Company Act Restriction. Notwithstanding anything to the contrary in this Agreement, the Depositor and the Issuer hereby acknowledge and agree that neither the Depositor nor the Issuer shall, and neither shall be required to, acquire any additional Loans or related assets, or purchase, repurchase, reassign or otherwise dispose of any Loans or related assets pursuant to this Agreement, for the primary purpose of recognizing gains or decreasing losses for the Depositor or the Issuer as a result of market value changes.

ARTICLE III

ADMINISTRATION AND SERVICING OF LOANS

Section 3.01. Acceptance of Appointment and Other Matters Relating to the Servicer. (a) The Issuer and the Issuer Loan Trustee for the benefit of the Issuer authorizes OneMain Financial to act as initial Servicer (but without transfer to OneMain Financial of each of the Issuer’s and the Issuer Loan Trustee for the benefit of the Issuer’s right to service the Loans) and OneMain Financial agrees to act as the initial Servicer.

(b) The Servicer shall service and administer the Loans, shall collect and deposit into the Collection Account or other applicable Note Account amounts received under the Loans, shall charge off Loans deemed to be uncollectible and shall extend, amend or otherwise modify Loans, all in accordance with its customary and usual servicing procedures for servicing consumer loans comparable to the Loans and in accordance with the Credit and Collection Policy and all applicable Requirements of Law. The Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, including the Subservicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 8.01, the Servicer or its designee is hereby authorized and empowered, unless such power is revoked by the Indenture Trustee on account of the occurrence of a Servicer Default pursuant to Section 8.01, (i) to make withdrawals or to instruct the Indenture Trustee to make withdrawals from any Note Account permitted by the terms of this Agreement or the Indenture and (ii) to execute and deliver, on behalf of the Issuer and the Issuer Loan Trustee for the benefit of the Issuer, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, to effect, on behalf of the Issuer and the Issuer Loan Trustee, Renewals with respect to Loans in accordance with the requirements of this Agreement and the Loan Purchase Agreement and to execute and deliver all other comparable instruments, with respect to the Loans and, after the delinquency of any Loan and to the extent permitted under and in compliance with applicable Requirements of Law, to commence collection proceedings with respect to such Loans. The Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Indenture Trustee shall furnish the Servicer with any documents reasonably requested by the

Servicer or otherwise necessary to enable the Servicer to carry out its servicing and administrative duties hereunder; provided, however, that none of the Owner Trustee, the Issuer Loan Trustee for the benefit of the Issuer or the Indenture Trustee shall be liable for any negligence with respect to, or misuse of, any such documents by the Servicer or any of its agents and the Servicer shall hold the Owner Trustee and the Indenture Trustee harmless against any losses, claims, damages, fines or penalties of any nature incurred in connection therewith.

(c) The Servicer shall pay out of its own funds, without reimbursement (except as provided in Section 3.02 hereof), all expenses incurred in connection with the servicing activities hereunder including expenses related to enforcement of the Loans.

(d) The Servicer shall not be required to use separate servicing operations, offices, employees or accounts for servicing the Loans from the operations, offices, employees and accounts used by the Servicer in connection with servicing other consumer loans.

(e) The Servicer shall: (i) not amend any related Loan Agreement other than on a per customer basis in accordance with the Credit and Collection Policy; (ii) comply, in all material respects, with the terms and conditions of the related Loan Agreements; and (iii) promptly inform the Issuer, and the Depositor of any material billing errors, claims, disputes or litigation with respect to the related Loans.

Section 3.02. Servicing Compensation. As full compensation for its servicing activities hereunder and as reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive the Servicing Fee payable in arrears on each Payment Date on or prior to the termination of the Issuer pursuant to the terms of the Trust Agreement. The “Servicing Fee” for any Payment Date, other than the initial Payment Date, shall be an amount equal to the product of (i) 4.64%, multiplied by (ii) the aggregate Loan Principal Balance as of the first day of the related Collection Period, multiplied by (iii) one-twelfth. The Servicing Fee for the initial Payment Date shall be an amount equal to the product of (i) 4.64%, multiplied by (ii) the aggregate Loan Principal Balance as of the Initial Cut-Off Date, multiplied by (iii) a fraction having as its numerator the number of days from the Closing Date through the end of the related Collection Period, and as its denominator, 360. The Servicing Fee shall be payable to the Servicer solely to the extent that amounts are available for payment in accordance with the terms of the Indenture.

The Servicer’s fees, costs and expenses include the reasonable fees and disbursements of attorneys, independent accountants and all other fees, costs and expenses incurred by the Servicer in connection with its activities hereunder, including, without limitation, any fees payable to any Subservicer or any other Person performing any of the Servicer’s duties and obligations hereunder. The Servicer shall be required to pay such fees, costs and expenses for its own account and shall not be entitled to any payment or reimbursement therefor or to any fee or other payment from, or claim on, any of the assets in the Trust Estate (other than the Servicing Fee). Notwithstanding the foregoing, no Successor Servicer will be responsible to pay the fees and expenses of the Issuer or the Issuer Loan Trustee for the benefit of the Issuer.

The Issuer and the Servicer acknowledge and agree that (i) the servicing arrangements provided for in this Agreement, including the Servicing Fee, are on terms consistent with those arrived at as a result of arm’s length negotiations and that they are typical of servicing arrangements made for servicing assets such as the Loans, (ii) the Servicing Fee is expected to more than cover the anticipated costs associated with the performance by the Servicer of its obligations hereunder with respect to the Loans and other Sold Assets, and constitutes fair consideration and reasonable compensation to the Servicer for the performance of such obligations, and (iii) an unaffiliated third party having the requisite experience servicing assets such as the Loans would be willing to assume the servicing obligations hereunder for compensation commensurate with the Servicing Fee.

Section 3.03. Representations, Warranties and Covenants of the Servicer and each Subservicer. The Servicer, each Subservicer and any Successor Servicer by its appointment hereunder hereby makes, with respect to itself only, on the Closing Date (or on the date of the appointment of such Successor Servicer) and shall make on each Addition Date, the following representations, warranties and covenants on which the Issuer and the Issuer Loan Trustee for the benefit of the Issuer shall be deemed to rely in accepting its interest in the Loans and the Indenture Trustee shall be deemed to have relied in accepting the grant of a security interest in the Loans and in entering into the Indenture:

(a) Organization. It is an organization validly existing and in good standing under the laws of, and is duly qualified to do business in, the jurisdiction of its incorporation or organization and has, in all material respects, full power and authority to own its properties and conduct its consumer loan business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.

(b) Due Qualification. It is in good standing and duly qualified to do business (or is exempt from such requirements) and has obtained all necessary licenses and approvals (in the case of the Servicer, whether directly or indirectly through the Subservicer in the applicable jurisdiction) in each jurisdiction in which it is performing the primary servicing function for any of the Loans under this Agreement, except where the failure to so qualify or obtain licenses or approvals would not have an Adverse Effect.

(c) Due Authorization. The execution, delivery, and performance by it of this Agreement and the other agreements and instruments executed and delivered by it as contemplated hereby, have been duly authorized by all necessary action on the part of such party.

(d) Binding Obligation. This Agreement and each other Transaction Document to which it is a party constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws or by general principles of equity (whether considered in a proceeding at law or in equity).

(e) No Conflict. The execution and delivery of this Agreement and each Transaction Document to which it is a party by it, and the performance by it of the transactions contemplated by this Agreement and the fulfillment by it of the terms hereof and thereof applicable to such party, will not conflict with, violate or result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it or its properties are bound.

(f) No Violation. The execution and delivery by it of this Agreement and each other Transaction Document to which it is a party, the performance by it of the transactions contemplated by this Agreement and each other Transaction Document to which it is a party and the fulfillment by it of the terms hereof and thereof applicable to such party will not conflict with or violate any Requirements of Law applicable to such party.

(g) No Proceedings. There are no Proceedings or investigations pending against it before any Governmental Authority or, to the best of its knowledge, threatened, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or seeking any determination or ruling that, in the reasonable judgment of such party, would materially and adversely affect the performance by it of its obligations under this Agreement and the other Transaction Documents to which it is a party.

(h) Compliance with Requirements of Law; Credit and Collection Policy. It shall (i) duly satisfy all obligations on its part to be fulfilled hereunder or in connection with each Loan and will maintain in effect all qualifications required under Requirements of Law in order to service properly each Loan; and (ii) comply in all material respects with the Credit and Collection Policy and all other Requirements of Law in connection with servicing each Loan the failure to comply with which would have an Adverse Effect.

(i) No Modification, Rescission or Cancellation. It shall not permit any amendment, waiver, modification, rescission or cancellation of any Loan, except in accordance with the Credit and Collection Policy, as required by Requirements of Law or as ordered by a court of competent jurisdiction or other Governmental Authority.

(j) Protection of Rights. It shall take no action which, nor omit to take any action the omission of which, would impair, in any material respect, the rights of the Issuer or the Indenture Trustee in any Loan, nor shall it reschedule, revise or defer payments due on any Loan except in accordance with the Credit and Collection Policy or as required by Requirements of Law.

(k) Credit and Collection Policy. It shall not, and shall not permit any Subservicer to, amend, modify, waive or supplement (i) the Credit and Collection Policy in any manner that could reasonably be expected to result in an Adverse Effect, or (ii) the OneMain Custom Credit Model or the Adjustment of Terms portions of the Credit and Collection Policy in any manner that could reasonably be expected to adversely effect Noteholders except, in each case, as required by Requirements of Law or as ordered by a court of competent jurisdiction or other Governmental Authority.

(l) Further Assurances. It shall do and perform, from time to time, such acts as are within its power and authority as the Servicer or a Subservicer, as applicable, to maintain the perfection and priority of the security interests in the Loans granted hereunder and under the Loan Purchase Agreement.

(m) Electronic Chattel Paper. With respect to each Loan Agreement that constitutes “electronic chattel paper” (within the meaning of the UCC), the Servicer shall provide a written acknowledgment to the Indenture Trustee that either (a) the Servicer (in its capacity as custodian) is holding the authoritative copy of such Loan Agreement solely on behalf and for the benefit of the Indenture Trustee, as pledgee of the Issuer, or (b) the Servicer is acting solely as agent of the Indenture Trustee, as pledgee of the Issuer.

In the event any representation, warranty or covenant of the Servicer or any Subservicer contained in paragraphs (h), (i) or (j) of this Section 3.03 with respect to any Loan is breached (the “Applicable Representations”), which breach materially adversely affects the interests of the Noteholders in such Loan, and is not cured within sixty (60) days from the first date on which the Servicer or the breaching Subservicer either (y) is notified by the Issuer, the Indenture Trustee, the Servicer (with respect to any Subservicer) or the Depositor of, or (z) discovered such breach, then any Loan or Loans to which such event relates shall be assigned and transferred to the Servicer on the terms and conditions set forth below.

The Servicer shall effect such assignment by making a deposit into the Collection Account or other applicable Note Account in immediately available funds not later than the Payment Date immediately following the Collection Period in which such sixty-day period expired in an amount equal to the Repurchase Price of the affected Loans as of such date. The obligation of the Servicer to accept reassignment or assignment of such Loans, and to make the deposits, if any, required to be made to the Collection Account or other applicable Note Account as provided in the preceding paragraph, shall constitute the sole remedy available to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, the Depositor, the Depositor Loan Trustee for the benefit of the Depositor, the Noteholders or the Indenture Trustee with respect to a breach of such Applicable Representations, except as provided in Section 6.04.

In the event that the Servicer fails to deliver to the Custodian for safekeeping pursuant to the Custodian Agreement an aggregate Loan Principal Balance of original physical Loan Notes in the Loan Pool equal to at least 100% of the aggregate Loan Principal Balance of the Statistical Pool Loans as of the Initial Cut-Off Date by the Post-Closing Delivery Date, without any action by the Indenture Trustee or the Noteholders, the Servicer shall pay the applicable Repurchase Price within five (5) calendar days after the Post-Closing Delivery Date for Initial Loans which as of the Post-Closing Delivery Date were not delivered to the Custodian for safekeeping pursuant to the Custodian Agreement with an aggregate Loan Principal Balance in excess of an amount equal to (i) the aggregate Loan Principal Balance of the Statistical Pool Loans as of the Initial Cut-Off Date less (ii) the aggregate Loan Principal Balance of physical Loan Notes in the Loan Pool held by the Custodian as of the Post-Closing Delivery Date (“Physical Loan Delivery Deficiency”). Servicer shall effect such purchase by making a deposit into the Collection Account in immediately available funds in an amount equal to the Repurchase Price of such Loans to be purchased as of such date.

Upon each such assignment to or purchase by the Servicer, the Issuer and the Issuer Loan Trustee, for the benefit of the Issuer, shall automatically and without further action sell, transfer, assign, set-over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Issuer and the Issuer Loan Trustee, for the benefit of the Issuer, in and to such Loans, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds thereof. The Issuer and the Issuer Loan Trustee, for the benefit of the Issuer, shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any such Loans pursuant to this Section 3.03 but only upon receipt of an Officer’s Certificate of the Servicer that states that all conditions set forth in this Section have been satisfied.

Section 3.04. Adjustments. If (i) the Servicer or any Subservicer makes a deposit into the Collection Account or other applicable Note Account in respect of a Collection of a Loan and such Collection was received by the Servicer or such Subservicer in the form of a check or other payment which is not honored or is reversed for any reason or (ii) the Servicer or any Subservicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer or such Subservicer shall appropriately adjust the amount subsequently deposited into the Collection Account or other applicable Note Account to reflect such dishonored or reversed payment or mistake. Any such adjustment shall be reflected in the records of the Servicer or the applicable Subservicer with respect to such Loan.

Section 3.05. Back-up Servicing Agreement. (a) The Servicer shall comply with its obligations under the Back-up Servicing Agreement and the other Transaction Documents to which it is a party (in its capacity as Servicer).

(b) Each Subservicer hereby agrees that it shall cooperate with the Servicer in the performance of the Servicer’s duties under the Back-up Servicing Agreement, during any Servicing Centralization Period and any Servicing Transition Period.

Section 3.06. Monthly Servicer Report. Not later than the second Business Day preceding each monthly Payment Date, the Servicer shall deliver to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, each Rating Agency, the Back-up Servicer, the Owner Trustee and the Indenture Trustee the Monthly Servicer Report, in substantially the form set forth in the Indenture.

Section 3.07. Annual Compliance Certificate. The Servicer shall deliver to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, each Rating Agency and the Indenture Trustee on or before June 30 of each calendar year, beginning with June 30, 2015, an Officer’s Certificate substantially in the form of Exhibit B hereto, together with an agreed upon procedures letter delivered by a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Sellers) with respect to the Servicer’s activities under the Transaction Documents.

Section 3.08. Copies of Reports Available. A copy of each Monthly Servicer Report and Officer’s Certificate (but not letters or reports from the independent public accountants) provided pursuant to Section 3.06 or 3.07 will be made available by the Indenture Trustee to the Noteholders via its website at www.ctslink.com.

Section 3.09. Notices To OneMain Financial. In the event that OneMain Financial is no longer acting as Servicer, any Successor Servicer shall deliver to OneMain Financial each Monthly Servicer Report, Officer’s Certificate and report required to be provided thereafter pursuant to Section 3.06, 3.07 or 3.08.

Section 3.10. Subservicing. (a) Each Subservicer shall be responsible for the servicing and administration of the Loans for which such Subservicer is designated as the Subservicer on the Loan Schedule; provided, however, that the Servicer may redesignate the Subservicers for particular Loans from time to time; provided, further, that any such redesignation will comply with licensing regulations applicable to such Subservicers. Each Subservicer shall service and administer the related Loans in accordance with the provisions of Section 3.01. As part of its servicing activities hereunder, the Servicer shall enforce the obligations of each Subservicer under this Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicers, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Loans. The Servicer shall pay the costs of such enforcement at its own expense.

(b) The Servicer shall be entitled to terminate the subservicing of the Loans by any Subservicer under this Agreement at any time in its sole discretion. In the event of termination of any Subservicer, the Servicer shall either (A) directly service the related Loans, but only to the extent the Servicer has the regulatory authorizations to do so, or (B) appoint another duly licensed Subservicer to service and administer such Loans and, in either case, such entity shall assume all such servicing obligations immediately upon such termination. Notwithstanding anything else to the contrary contained herein, all rights and obligations of the Subservicers under this Agreement shall terminate upon the occurrence of a Servicing Transfer Date; provided, however, that any Subservicer may be engaged by any Successor Servicer, including the Back-up Servicer, on terms reasonably satisfactory to such Subservicer, to provide servicing and administration of the Loans subject to the direction of such Successor Servicer (including the Back-up Servicer), and each Subservicer agrees to cooperate with any Successor Servicer (including the Back-up Servicer) in efforts to arrange any such engagement.

(c) Each Subservicer shall make available to the Servicer sufficient information relating to the subservicing of Loans under this Agreement so as to enable the Servicer to prepare and deliver the Monthly Servicer Report and Officer’s Certificate required by Sections 3.06 and 3.07 of this Agreement. Each Subservicer will provide or cause to be provided to the independent service provider selected by the Servicer to furnish any report required by Section 3.07 of this Agreement sufficient information relating to the subservicing of Loans under this Agreement, or reasonable access to the premises of such Subservicer, as reasonably required by such independent service provider to furnish such report required by Section 3.07 of this Agreement.

(d) Each Subservicer shall be entitled to compensation for its services as a Subservicer under this Agreement by the Servicer as agreed to by the Servicer and such Subservicer, and no Subservicer will be entitled to any fee or other payment from, or claim on, any of the assets in the Trust Estate.

(e) Notwithstanding the appointment of the Subservicers for any such servicing and administration of the related Loans or any other purpose hereunder, the Servicer shall remain obligated and solely liable to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, the Indenture Trustee and the Noteholders for the servicing and administering of the Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such subservicing arrangement to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans.

Section 3.11. Custody of Receivable Files.

(a) Custody. To assure uniform quality in servicing the Loans and to reduce administrative costs, the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Indenture Trustee, upon the execution and delivery of this Agreement, hereby revocably appoint the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Indenture Trustee as custodian of the Loan Agreements other than the original physical Loan Notes held by the Custodian pursuant to the Custodian Agreement.

(b) Safekeeping. The Servicer, in its capacity as custodian, shall hold the Loan Agreements (other than the original physical Loan Notes held by the Custodian pursuant to the Custodian Agreement) for the benefit of the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Indenture Trustee, as pledgee of the Issuer. In performing its duties as custodian, the Servicer shall act in accordance with its customary servicing practices. The Servicer will promptly report to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Indenture Trustee any failure on its part to hold a material portion of the Loan Agreements and maintain its account, records, and computer systems as herein provided or promptly take appropriate action to remedy any such failure. Nothing herein will be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Loan Agreements. The Servicer may, in accordance with its customary servicing practices, maintain all or a portion of a Loan Agreement in electronic form and/or maintain custody of all or any portion of a Loan Agreement with one or more Persons to whom the Servicer has delegated responsibilities in accordance with Section 6.07. The Servicer will maintain each Loan Agreement in the United States (it being understood that the Loan Agreements, or any part thereof, may be maintained at the offices of any Person to whom the Servicer has delegated responsibilities in accordance with Section 6.07). The Servicer will make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Loan Agreements upon request.

(c) Effective Period and Termination. The Servicer’s appointment as custodian will become effective as of the Cut-Off Date and will continue in full force and effect until terminated pursuant to this Section. If OneMain Financial resigns as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer have been terminated under Section 8.01, the Indenture Trustee may (and upon the written direction of the Required Noteholders shall) terminate the appointment of the Servicer as custodian hereunder in the same manner as the Indenture Trustee may terminate the rights and obligations of the Servicer under Section 8.01. In the event that the Back-up Servicer assumes servicing responsibilities or a successor Servicer, as applicable, is appointed, the outgoing Servicer shall promptly transfer to the Back-up Servicer or a successor Servicer, as applicable, in such manner and to such location as the Back-up Servicer or a successor Servicer, as applicable, shall reasonably designate, all of the Loan Agreements and other Sold Assets; provided, however, if the Back-up Servicer is the successor Servicer, the Back-up Servicer may elect to have the Indenture Trustee hold the Loan Agreements in trust for the Issuer.

(d) Establishment of Imaging System. The Servicer may establish its own imaging system through which the original physical Loan Notes may be imaged and captured through a standalone PDF, or another electronic medium, device and validated through an internal, controlled process with images captured, stored and identifiable at a central location as a backup to or replacement (in the case of Loan Notes originated in electronic form) to physical documentation. Notwithstanding the foregoing, the Servicer may not exercise its option to maintain custody of original physical Loan Notes until the Indenture Trustee receives an Officer’s Certificate from the Servicer certifying that (i) the Servicer’s imaging system has been established, (ii) copies of original physical Loan Notes scanned through the Servicer’s imaging system are accessible by the Back-up Servicer to the same extent as copies provided by the Custodian of original physical Loan Notes in the Custodian’s possession and (iii) the possession of any original physical Loan Notes by the Servicer (or the applicable Subservicer) and the use of the Servicer’s imaging system will not result in a breach of any of the representations or covenants made by the Servicer, a Subservicer or the Issuer in this Agreement or the Indenture, as applicable.

ARTICLE IV

COLLECTIONS AND ALLOCATIONS

Section 4.01. Collections and Allocations. (a) The Servicer shall comply with its obligations in Article VIII of the Indenture.

(b) Each Subservicer shall deliver any Collections received by such Subservicer to the Servicer for deposit into the Collection Account as promptly as possible after the date of processing of such Collections by such Subservicer, but in no event later than the second Business Day following the date of processing.

ARTICLE V

OTHER MATTERS RELATING TO THE DEPOSITOR

Section 5.01. Liability of the Depositor. The Depositor shall be liable for all obligations, covenants, representations and warranties of the Depositor arising under or related to this Agreement and each other Transaction Document to which it is a party. The Depositor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as a Depositor.

Section 5.02. Merger or Consolidation of the Depositor. (a) The Depositor shall not dissolve, liquidate, consolidate with or merge into any other corporation, limited liability company or other entity or convey, transfer or sell (other than conveyances hereunder) its properties and assets substantially as an entirety to any Person unless:

(i) the entity formed by such consolidation or into which the Depositor is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Depositor substantially as an entirety shall be, if the Depositor is not the surviving entity, organized and existing under the laws of the United States of America or any state or the District of Columbia, and shall be a special purpose corporation or other special purpose entity whose powers and activities are limited and, if the Depositor is not the surviving entity, such entity or Person shall expressly assume, by a written agreement supplemental hereto, executed and delivered to the Servicer, the Issuer and the Indenture Trustee, in form reasonably satisfactory to the Servicer, the Issuer and the Indenture Trustee, the performance of every covenant and obligation of the Depositor hereunder;

(ii) the Depositor or the surviving entity, as the case may be, has delivered to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency) (A) an Officer’s Certificate of the Depositor or such entity stating that such consolidation, merger, conveyance, transfer or sale and such supplemental agreement complies with this Section 5.02 and that all conditions precedent herein provided for relating to such transaction have been complied with and (B) an Officer’s Certificate of the Depositor or such entity and an Opinion of Counsel each stating that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally from time to time in effect or general principles of equity;

(iii) the Indenture Trustee and the Servicer shall have received an Officer’s Certificate of the Depositor or such entity, as applicable, to the effect that in the reasonable belief of the Depositor or such entity, such consolidation, merger, conveyance, transfer, sale or other specified action will not have an Adverse Effect; and

(iv) the Rating Agency Condition with respect to such consolidation, merger, conveyance, transfer, sale or other specified action has been satisfied.

Promptly upon such consolidation, merger, conveyance, transfer or sale, the Depositor shall deliver written notice of the same to each Rating Agency.

(b) Except in connection with a transaction permitted under the foregoing clause (a), the obligations, rights or any part thereof of the Depositor hereunder shall not be assignable nor shall any Person succeed to such obligations or rights of the Depositor hereunder.

Section 5.03. Limitations on Liability of the Depositor. Subject to Section 5.01, none of the Depositor or any of the directors, officers, employees, agents, members or managers of the Depositor acting in such capacities shall be under any liability to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, the Servicer, any Subservicer, any Seller, the Owner Trustee, the Indenture Trustee, the Noteholders or any other Person for any action taken or for refraining from the taking of any action in good faith in such capacities pursuant to this Agreement or any other Transaction Document, it being expressly understood that such liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement; provided, however, that this provision shall not protect the Depositor or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of obligations and its duties hereunder. The Depositor and any director, officer, employee, member or manager or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Depositor) respecting any matters arising hereunder.

ARTICLE VI

OTHER MATTERS RELATING TO THE SERVICER AND THE SUBSERVICERS

Section 6.01. Liability of Servicer and the Subservicers. The Servicer and the Subservicers shall be liable under this Article VI only to the extent of the obligations specifically undertaken by the Servicer or such Subservicer in its capacity as Servicer or Subservicer, as applicable, subject to Section 3.10(e).

Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or a Subservicer. Neither the Servicer nor a Subservicer shall consolidate with or merge into any other corporation, limited partnership, limited liability company or other entity or convey, transfer or sell its properties and assets substantially as an entirety to any Person, unless:

(a) (i) in the case of any such event by the Servicer, the entity formed by such consolidation or into which the Servicer is merged (in each case, if other than the Servicer) or the Person which acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially as an entirety shall be an Eligible Servicer (after giving effect to such consolidation, merger or transfer) and (ii) in the case of any such event by the Servicer or any Subservicer, if the Servicer or such Subservicer is not the surviving Person, such surviving Person shall expressly assume, by a written agreement supplemental hereto, executed and delivered to the Issuer, the Issuer Loan Trustee, the Indenture Trustee, the Depositor and the Depositor Loan Trustee, in form reasonably satisfactory to the Issuer, the Issuer Loan Trustee, the Indenture Trustee, the Depositor and the Depositor Loan Trustee, the performance of every covenant and obligation of the Servicer or such Subservicer hereunder and under each other Transaction Document to which it is a party;

(b) the Servicer or the Subservicer, as applicable, or the surviving Person of such consolidation or merger or Person which acquires the properties and assets of the Servicer or Subservicer, as the case may be, has delivered to the Issuer, the Issuer Loan

Trustee the Indenture Trustee, the Depositor and the Depositor Loan Trustee (A) an Officer’s Certificate of the Servicer, such Subservicer or such entity, as applicable, stating that such consolidation, merger, conveyance, transfer or sale complies with this Section 6.02 and that, in the reasonable determination of the officer signing such Officer’s Certificate, such consolidation, merger, conveyance, transfer or sale will not have an Adverse Effect, and (B) an Officer’s Certificate of the Servicer, such Subservicer or such entity, as applicable, and an Opinion of Counsel each stating that such supplemental agreement described in clause (a) is a valid and binding obligation of such surviving or transferee Person enforceable against such Person in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally from time to time in effect or general principles of equity; and

(c) the Rating Agency Condition with respect to such consolidation, merger, conveyance, transfer or sale has been satisfied;

provided, however, that the sale by a Seller or Subservicer of Loans to each of the Depositor or the Depositor Loan Trustee for the benefit of the Depositor under the Loan Purchase Agreement shall not be a conveyance, transfer or sale of its properties or assets substantially as an entirety to any Person for purposes of this Section 6.02.

Upon any such merger, consolidation or transfer of all or substantially all of the assets of the Servicer or a Subservicer in accordance with this Section 6.02, the surviving or transferee Person shall be the successor to and substituted for the Servicer or such Subservicer, as applicable, for all purposes under this Agreement.

Section 6.03. Limitation on Liability of the Servicer, the Subservicers and Others. (a) Except as provided in Section 6.04, neither the Servicer nor any of the directors, officers, partners, members, managers, employees or agents of the Servicer in its capacity as Servicer shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or any other Person for any action taken or for refraining from the taking of any action in good faith in its capacity as Servicer in accordance with this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and its duties hereunder. The Servicer and any director, officer, employee, partner, member or manager or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer) respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Servicer in accordance with this Agreement and which in its reasonable judgment may involve it in any material expense or liability. In furtherance of its obligations hereunder, the Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable for the benefit of the Issuer and the Noteholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Noteholders hereunder.

(b) Except as provided in Section 6.04, neither any Subservicer nor any of the directors, officers, partners, members, managers, employees or agents of a Subservicer in its capacity as a Subservicer shall be under any liability to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Servicer or any other Person for any action taken or for refraining from the taking of any action in good faith in its capacity as a Subservicer pursuant to this Agreement; provided, however, that this provision shall not protect a Subservicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and its duties hereunder. Each Subservicer and any director, officer, employee, partner, member or manager or agent of a Subservicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than such Subservicer) respecting any matters arising hereunder. No Subservicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as a Subservicer in accordance with this Agreement and which in its reasonable judgment may involve it in any expense or liability.

Section 6.04. Servicer Indemnification of the Issuer, the Issuer Loan Trustee for the Benefit of the Issuer, the Owner Trustee and the Indenture Trustee. The Servicer shall indemnify and hold harmless each of the Issuer, the Issuer Loan Trustee for the benefit of the Issuer (as such and in its individual capacity), the Owner Trustee (as such and in its individual capacity), the Indenture Trustee (as such and in its individual capacity) and any trustees predecessor thereto (including the Indenture Trustee in its capacity as Note Registrar) and their respective directors, officers, employees, partners, members or managers and agents from and against any and all loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions of the Servicer (including in its capacity as custodian of any Loan Agreements pursuant to Section 3.11) or a Subservicer with respect to the Issuer or the Issuer Loan Trustee for the benefit of the Issuer in breach of this Agreement (other than such as may arise from the gross negligence or willful misconduct of the Issuer Loan Trustee for the benefit of the Issuer, the Owner Trustee or the Indenture Trustee, as applicable), including any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any action, Proceeding or claim. In addition, the Servicer shall indemnify and hold the Issuer and the Issuer Loan Trustee for the benefit of the Issuer harmless for any tax or fee to which the Issuer or the Issuer Loan Trustee for the benefit of the Issuer becomes subject in any jurisdiction by reason of the Servicer or a Subservicer being located in such jurisdiction or performing servicing activities in such jurisdiction. Indemnification pursuant to this Section 6.04 shall not be payable from the Sold Assets. Notwithstanding anything to the contrary herein, neither the Servicer nor any Subservicer shall in any event be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, without limitation, loss of profit) irrespective of whether the Servicer or such Subservicer, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 6.05. Resignation of the Servicer and the Subservicers. (a) The Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee. No resignation shall become effective until a Successor Servicer (which shall be the Back-up Servicer unless the Back-up Servicer is the resigning Servicer) or the Indenture Trustee shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.02 hereof (other than in the case of the Back-up Servicer, any such duty or obligation that it is not required to assume under the express terms of the Back-up Servicing Agreement). If within one hundred twenty (120) days of the date of the determination that the Servicer may no longer act as Servicer as described above the Indenture Trustee is unable to appoint a Successor Servicer, the Indenture Trustee shall serve as Successor Servicer. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Issuer shall give prompt notice to each Rating Agency upon the appointment of a Successor Servicer.

(b) Notwithstanding anything in this Agreement to the contrary, the Servicer and each Subservicer may assign (which assignment shall not constitute a resignation for purposes of the foregoing clause (a)) part or all of its obligations and duties as Servicer or Subservicer under this Agreement to an Affiliate of the Servicer or such Subservicer so long as (x) in the case of an assignment by the Servicer, such entity shall be an Eligible Servicer as of such assignment, (y) pursuant to the Performance Support Agreement, the Performance Support Provider shall have fully guaranteed the performance of the obligations and duties of the Servicer or such Subservicer, as applicable, under this Agreement and (z) the Servicer reasonably determines that such assignment will not materially adversely affect the interests of any Class of Noteholders. So long as OneMain Financial remains the Servicer, no Subservicer shall resign from the obligations and duties hereby imposed on it except with the consent of the Servicer.

Section 6.06. Access to Certain Documentation and Information Regarding the Loans. The Servicer and each Subservicer shall provide to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer or the Indenture Trustee, as applicable, access to the documentation regarding the Loans in such cases where the Issuer, the Issuer Loan Trustee for the benefit of the Issuer or the Indenture Trustee, as applicable, is required in connection with the enforcement of the rights of the Issuer, the Issuer Loan Trustee for the benefit of the Issuer or the Noteholders or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer’s or Subservicer’s, as applicable, normal security and confidentiality procedures and (d) at reasonably accessible offices in the continental United States designated by the Servicer or Subservicer, as applicable. Nothing in this Section shall derogate from the obligation of the Depositor, the Depositor Loan Trustee for the benefit of the Depositor, the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, the Indenture Trustee, the Subservicer and the Servicer to observe any applicable law prohibiting disclosure of information regarding the Loan Obligors and the failure of the Servicer or Subservicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

Section 6.07. Delegation of Duties. In the ordinary course of business (and subject to the standard of care set forth in Section 3.01), the Servicer may at any time delegate its duties hereunder with respect to the Loans to any Person (including the Subservicers) that agrees to conduct such duties in accordance with the Credit and Collection Policy and this Agreement. Such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 6.05.

Section 6.08. Examination of Records. Each of the Depositor, the Depositor Loan Trustee, each Subservicer (with respect to the Loans being subserviced by it) and the Servicer shall indicate generally in their computer files or other records that the Loans have been conveyed to each of the Issuer and the Issuer Loan Trustee for the benefit of the Issuer pursuant to the terms of this Agreement. Each of Depositor, the Depositor Loan Trustee, each Subservicer and the Servicer shall, prior to the sale or transfer to a third party of any loan held in its custody, examine its computer records and other records to determine that such loan is not, and does not include, a Loan. Upon such examination and conclusion that such loan is not, and does not include, a Loan, the Depositor, the Depositor Loan Trustee, each Subservicer and the Servicer shall be free to sell, transfer or otherwise assign such loan.

Section 6.09. Servicer Power of Attorney. The Issuer Loan Trustee hereby authorizes the Servicer acting alone or through an Affiliate, including the Subservicers, to execute, deliver and perform any and all agreements, documents or certificates as the Issuer Loan Trustee may be requested or required to undertake in connection with enforcing its rights as the legal title holder to the Loans. In connection with the enforcement of any rights of the Issuer Loan Trustee with respect to any Loan, the Issuer Loan Trustee shall furnish the Servicer or Subservicers, as applicable, with a power of attorney (substantially in the form of Exhibit G hereto) and any other documents reasonably necessary or appropriate to enable the Servicer to enforce such rights on behalf of the Issuer Loan Trustee.

ARTICLE VII

INSOLVENCY EVENTS

Section 7.01. Rights upon the Occurrence of an Insolvency Event. The Depositor and the Depositor Loan Trustee for the benefit of the Depositor shall, on the day that any Insolvency Event occurs with respect to the Depositor, immediately cease to transfer Additional Loans to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer and the Depositor shall promptly give notice to the Indenture Trustee, the Issuer and the Issuer Loan Trustee thereof. Loans transferred to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer prior to the occurrence of such Insolvency Event and Collections in respect of such Loans transferred to the Issuer shall continue to be a part of the Sold Assets and shall be allocated and distributed to Noteholders in accordance with the terms of this Agreement and the Indenture.

ARTICLE VIII

SERVICER DEFAULTS

Section 8.01. Servicer Defaults. If any one of the following events (a “Servicer Default”) shall occur and be continuing:

(a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Indenture Trustee to make such payment, transfer or deposit on or before the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement or the Indenture, and which continues unremedied for a period of five (5) Business Days after the earlier of (i) the date on which notice of such failure, requiring the same to be remedied, shall have been given by registered or certified mail to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Required Holders and (ii) the actual knowledge of the Servicer thereof;

(b) failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement or the Indenture, which failure has a material adverse effect on the interests of the Noteholders (as determined by the Required Noteholders) and which continues unremedied for a period of sixty (60) days after the earlier of (i) the date on which notice of such failure, requiring the same to be remedied, shall have been given by registered or certified mail to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer and the Indenture Trustee by the Required Noteholders and (ii) the actual knowledge of the Servicer thereof;

(c) any representation, warranty or certification made by the Servicer in this Agreement or the Indenture or in any certificate delivered pursuant to this Agreement or the Indenture shall prove to have been incorrect when made or deemed made and such failure has a material adverse effect on the Noteholders (as determined by the Required Noteholders) and which continues unremedied for a period of sixty (60) days after the earlier of (i) the date on which a notice specifying such incorrect representation or warranty and requiring the same to be remedied, shall have been given by registered or certified mail to the Servicer by the Issuer, the Issuer Loan Trustee for the benefit of the Issuer or the Indenture Trustee, or to the Servicer, the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Indenture Trustee by the Required Noteholders and (ii) the actual knowledge of the Servicer thereof;

(d) an Insolvency Event shall occur with respect to the Servicer; or

(e) the Servicer or any affiliate thereof shall have been terminated or otherwise removed as servicer, master servicer or subservicer of any other personal loan securitization following a servicer default, master servicer default, subservicer default or similar event in connection with such other securitization;

then, in the event of any Servicer Default, so long as a Servicer Default is continuing, the Indenture Trustee may (and upon the written direction of the Required Noteholders shall), by notice then given to the Servicer, the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Back-up Servicer (a “Termination Notice”) (i) terminate all of the rights and obligations of the Servicer as Servicer under this Agreement and the Indenture and (ii) direct the applicable party to terminate any power of attorney granted to the Servicer and direct such party to execute a new power of attorney to the Indenture Trustee or its designee. The existence of a Servicer Default may be waived with the consent of the Required Noteholders.

After receipt by the Servicer of a Termination Notice, and effective on the Servicing Transfer Date, all authority and power of the Servicer under this Agreement shall pass to and be vested in the Successor Servicer (a “Servicing Transfer”) appointed by the Indenture Trustee pursuant to Section 8.02; and, without limitation, the Indenture Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate promptly) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Servicing Transfer. The Servicer agrees to cooperate and to cause each Subservicer to cooperate (and each Subservicer agrees to cooperate) with the Indenture Trustee and such Successor Servicer in (i) effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder and (ii) transferring all duties and obligations of the Servicer hereunder to such Successor Servicer, including the transfer to such Successor Servicer of all authority of the Servicer to service and administer the Loans provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account or other applicable Note Account, or which shall thereafter be received with respect to the Loans, and in assisting the Successor Servicer. The Servicer shall transfer to the Successor Servicer all its electronic records relating to the Loans, together with all other records, correspondence and documents necessary for the continued servicing and administration of the Loans in the manner and at such times as the Successor Servicer shall reasonably request. Notwithstanding the foregoing, the Servicer shall be allowed to retain a copy of all records, correspondence and documents provided to the Successor Servicer in compliance with the Servicer’s recordkeeping policies or Requirements of Law. The predecessor Servicer shall be responsible for all expenses incurred in transferring the servicing duties to the Successor Servicer. To the extent that compliance with this Section shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer deems to be confidential or give the Successor Servicer access to software or other intellectual property, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem reasonably necessary to protect its interests.

Notwithstanding the foregoing, a delay in or failure of performance referred to in paragraph (a) above for a period of five (5) Business Days after the applicable grace period or under paragraph (b) or (c) above for a period of sixty (60) days after the applicable grace period, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by a Force Majeure Event. If, following the expiration of such incremental sixty-day grace period in the case of a delay or failure of performance described in paragraph (b) or (c) above, the applicable delay or failure of performance remains outstanding but the Servicer continues to work diligently to remedy such delay or failure of performance, then the grace period shall be extended for a further thirty (30) days upon notice from the Servicer to the Indenture Trustee. The preceding sentences shall not relieve the Servicer from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Indenture Trustee, the Issuer and the Depositor with an Officer’s Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.

Section 8.02. Indenture Trustee to Act; Appointment of Successor. (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 8.01, the Servicer shall continue to perform all servicing functions under this Agreement until the earlier of (i) the date specified in the Termination Notice or otherwise specified by the Indenture Trustee and (ii) the Servicing Transfer Date. The Indenture Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer (which shall be the Back-up Servicer unless the Back-up Servicer is then acting as the Servicer) as a successor Servicer (the “Successor Servicer”), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Section 3.01(b) and Section 6.07. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable or unwilling so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall give prompt notice to each Rating Agency upon the appointment of a Successor Servicer.

(b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof (other than in the case of the Back-up Servicer, any such responsibility, duty or liability that it is not required to assume under the terms of the Back-up Servicing Agreement), and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

Within five (5) Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give notice thereof to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, the Indenture Trustee, the Back-up Servicer, the Custodian and each Rating Agency. Upon any termination or appointment of a Successor Servicer pursuant to this Article VIII, the Indenture Trustee shall give prompt notice thereof to the Noteholders.

Section 8.03. Rule 15Ga-1 Compliance. (a) To the extent a Responsible Officer of the Successor Servicer receives a demand for the repurchase of a Loan based on a breach of a representation or warranty made by the Seller of such Loan (each, a “Demand”), the Successor Servicer agrees (i) if such Demand is in writing, promptly to forward such Demand to the Depositor, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Indenture Trustee and the Depositor.

(b) In connection with the repurchase of a Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand, the Successor Servicer agrees, to the extent a Responsible Officer of the Successor Servicer has actual knowledge thereof, promptly to notify the Depositor in writing.

(c) The Successor Servicer will (i) notify the Depositor, as soon as practicable and in any event within five (5) Business Days of the receipt thereof and in the manner set forth in Exhibit F hereof, of all Demands and provide to the Depositor any other information reasonably requested to facilitate compliance by it with Rule 15Ga-1 under the Exchange Act, and (ii) if requested in writing by the Depositor, provide a written certification no later than fifteen (15) days following any calendar quarter or calendar year that the Successor Servicer has not received any Demands for such period, or if Demands have been received during such period, that the Successor Servicer has provided all the information reasonably requested under clause (i) above with respect to such demands. For purposes of this Agreement, references to any calendar quarter shall mean the related preceding calendar quarter ending in March, June, September, or December, as applicable. The Successor Servicer has no duty or obligation to undertake any investigation or inquiry related to any repurchases of Loans, or otherwise assume any additional duties or responsibilities, other than those express duties or responsibilities the Successor Servicer has hereunder or under the Transaction Documents, and no such additional obligations or duties are otherwise implied by the terms of this Agreement. The Depositor has full responsibility for compliance with all related reporting requirements associated with the transaction completed by the Transaction Documents and for all interpretive issues regarding this information.

ARTICLE IX

TERMINATION

Section 9.01. Termination of Agreement as to Servicing. Unless earlier terminated as contemplated herein, the appointment of the Servicer and the Subservicers under this Agreement and the respective obligations and responsibilities of the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, the Depositor, the Depositor Loan Trustee for the benefit of the Depositor, the Servicer, the Subservicers and the Indenture Trustee to the Servicer and the Subservicers, as applicable, under this Agreement, and the rights and obligations of the Servicer and the Subservicers under this Agreement except with respect to the obligations described in Section 10.07, shall terminate on the date of termination of the Trust Agreement. Such termination shall be automatic, without any required action of the Depositor, the Depositor Loan Trustee, the Indenture Trustee, the Issuer, the Issuer Loan Trustee or any Noteholder.

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.01. Amendment; Waiver of Past Defaults; Assignment. (a) This Agreement may be amended from time to time by the Servicer, the Depositor, the Depositor Loan Trustee, the Issuer and the Issuer Loan Trustee, by a written instrument signed by each of them, but without consent of any of the Noteholders, (i) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (ii) to add any other provisions with respect to matters or questions arising under or related to this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not adversely affect in any material respect the interest of any of the Noteholders as evidenced by an Officer’s Certificate of the Depositor to such effect delivered to the Indenture

Trustee and the Issuer and the Rating Agency Condition shall have been satisfied with respect to such amendment. Additionally, this Agreement may be amended from time to time (including in connection with the issuance of a supplement certificate or to change the definition of Collection Period, Determination Date or Payment Date) by the Servicer, the Depositor, the Depositor Loan Trustee, the Issuer and the Issuer Loan Trustee, by a written instrument signed by each of them, but without the consent of any of the Noteholders; provided that (i) the Depositor shall have delivered to the Indenture Trustee and the Issuer an Officer’s Certificate, dated the date of any such amendment, stating that the Depositor reasonably believes that such amendment will not have an Adverse Effect and (ii) the Rating Agency Condition shall have been satisfied with respect to any such amendment. Notwithstanding anything else to the contrary herein, this Agreement may be amended by the Servicer, the Depositor, the Depositor Loan Trustee, the Issuer and the Issuer Loan Trustee, by a written instrument signed by each of them, but without the consent of the Noteholders, upon satisfaction of the Rating Agency Condition with respect to such amendment (without anything further) as may be necessary or advisable in order to avoid the imposition of any withholding taxes or state or local income or franchise taxes imposed on the Issuer’s property or its income.

(b) This Agreement may also be amended from time to time by the Servicer, the Depositor, the Depositor Loan Trustee, the Issuer and the Issuer Loan Trustee, with the consent of the Required Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall directly or indirectly (i) reduce in any manner the amount of or delay the timing of any distributions (changes in Early Amortization Events that decrease the likelihood of the occurrence thereof shall not be considered delays in the timing of distributions for purposes of this clause) to be made to Noteholders or deposits of amounts to be so distributed without the consent of each affected Noteholder, (ii) change the definition of or the manner of calculating the interest of any Noteholder without the consent of each affected Noteholder or (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Noteholder.

(c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Issuer shall furnish notification of the substance of such amendment to the Indenture Trustee and each Noteholder, and the Servicer shall furnish notification of the substance of such amendment to each Rating Agency, the Issuer and the Issuer Loan Trustee for the benefit of the Issuer.

(d) It shall not be necessary for the consent of Noteholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

(e) The Required Noteholders may, on behalf of all Noteholders, waive any default by the Depositor, the Depositor Loan Trustee, the Issuer, the Issuer Loan Trustee, or the Servicer in the performance of their obligations hereunder and its consequences, except the failure to make any distributions required to be made to Noteholders or to make any required deposits of any amounts to be so distributed (which such default may only be waived by 100% of the affected Noteholders). Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

(f) Any amendment which affects the rights, duties, immunities or liabilities of the Owner Trustee shall require the Owner Trustee’s written consent. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s rights, duties, benefits, protections, privileges or immunities under this Agreement or otherwise. In connection with the execution of any amendment hereunder, the Owner Trustee shall be entitled to receive an Opinion of Counsel to the effect that such amendment is permitted under the terms of this Agreement.

(g) Notwithstanding anything in this Section 10.01 to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the rights or obligations of any Subservicer without the consent of such Subservicer.

(h) Notwithstanding anything in this Section 10.01 to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the rights or obligations of the Indenture Trustee without the consent of the Indenture Trustee.

(i) Except as contemplated in Section 5.02, Section 6.02 and Section 6.05, no party may assign any interest in this Agreement, except that (i) each of the Issuer and the Issuer Loan Trustee for the benefit of the Issuer may assign their interest in this Agreement to the Indenture Trustee under the Indenture and (ii) any party may assign its interest in this Agreement to any other Person if (A) at least ten days prior to the assignment notice is given to each other party hereto, and (B) each other party gives its prior written consent to the assignment.

Section 10.02. Protection of Right, Title and Interest of Issuer and Issuer Loan Trustee for the Benefit of the Issuer. (a) The Depositor and the Depositor Loan Trustee for the benefit of the Depositor shall cause this Agreement, all amendments and supplements hereto and all financing statements and amendments thereto and continuation statements and any other necessary documents covering each of the Issuer’s and the Issuer Loan Trustee for the benefit of the Issuer’s right, title and interest to the Sold Assets (and the Issuer and the Issuer Loan Trustee for the benefit of the Issuer hereby authorize the Depositor to make such filings on its behalf to the extent that the applicable UCC provides that the Issuer or the Issuer Loan Trustee for the benefit of the Issuer is the person authorized to make such filings) to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Issuer and the Issuer Loan Trustee for the benefit of the Issuer hereunder to the Sold Assets. The Depositor shall deliver to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Depositor and the Depositor Loan Trustee for the benefit of the Depositor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

(b) Within thirty (30) days after the Depositor makes any change in its name, type or jurisdiction of organization, or organizational identification number, the Depositor shall give the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Indenture Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection and priority of the Issuer’s and the Issuer Loan Trustee for the benefit of the Issuer’s security interest or ownership interest in the Loans and the other Sold Assets.

(c) Within thirty (30) days after the Depositor Loan Trustee makes any change in its name, type or jurisdiction of organization, or organizational identification number, the Depositor Loan Trustee shall give the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Indenture Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection and priority of the Issuer’s and the Issuer Loan Trustee for the benefit of the Issuer’s security interest or ownership interest in the Loans and the other Sold Assets.

Section 10.03. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE COUNTY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR ANY OF THEIR PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO AND INCIDENT TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

Section 10.04. Notices. All demands, notices, instructions, directions and communications under this Agreement must be in writing and will be considered effective when delivered by hand, electronic communication (including e-mail) by courier, by overnight delivery service, or by certified mail, return receipt requested and postage prepaid.

(a)	in the case of the Depositor, to:

OneMain Financial Funding II, LLC

300 St. Paul Place

BSP15

Baltimore, MD 21202

(410) 332-2964

OMF.FundingII.LLC@citi.com

with a copy to:

OneMain Financial Inc.

Attention: Office of the General Counsel

300 St. Paul Place

Baltimore, MD 21202

(b)	in the case of the Depositor Loan Trustee, to:

Wells Fargo Bank, N.A.

Attention: Corporate Trust Services/Structured Products Services

Sixth and Marquette Ave.

MAC N9311-161

Minneapolis, MN 55479

(612) 667-7181

marianna.c.stershic@wellsfargo.com

(c)	in the case of the Servicer, to:

OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Attention: Oona Robinson

(410) 332-7723

oona.robinson@citi.com

with a copy to:

OneMain Financial, Inc.

Attention: Office of the General Counsel

300 St. Paul Place

Baltimore, MD 21202

(d)	in the case of the Issuer, to:

OneMain Financial Issuance Trust 2014-2

c/o Wilmington Trust, National Association

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration

OMFIT.2014-2@citi.com

with a copy to the Administrator:

OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Attention: Oona Robinson

(410) 332-7723

oona.robinson@citi.com

with a copy to:

OneMain Financial Inc.

Attention: Office of the General Counsel

300 St. Paul Place

Baltimore, MD 21202

(e)	in the case of the Issuer Loan Trustee, to:

Wells Fargo Bank, N.A.

Attention: Corporate Trust Services/Structured Products Services

Sixth And Marquette Ave.

MAC N9311-161

Minneapolis, MN 55479 (612) 667-7181

marianna.c.stershic@wellsfargo.com

(f)	in the case of the Owner Trustee, to:

Wilmington Trust, National Association

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration

(g)	in the case of the Indenture Trustee, to:

Wells Fargo Bank, N.A.

Attention: Corporate Trust Services/Structured Products Services

Sixth and Marquette Ave.

MAC N9311-161

Minneapolis, MN 55479 (612) 667-7181

marianna.c.stershic@wellsfargo.com

(h)	in the case of the Back-up Servicer, to:

Wells Fargo Bank, N.A.

Attention: Corporate Trust Services/Structured Products Services

Sixth and Marquette Ave.

MAC N9311-161

Minneapolis, MN 55479 (612) 667-7181

marianna.c.stershic@wellsfargo.com

(a)	in the case of notice to a Rating Agency, at the following addresses:

Standard & Poor’s Ratings Services

55 Water Street, 41st Floor

New York, NY 10041

Attention: Timothy Bartl

Email address: structuredcreditreports@sandp.com

and

DBRS, Inc.

140 Broadway, 35th Floor

New York, NY 10005

Attention: Eric Rapp

Email address: erapp@dbrs.com,

(i)	to any other Person as specified in the Indenture.

Any of these entities may designate a different address in a notice to the others under this Section 10.05.

Section 10.05. Severability. If any part of this Agreement is held to be invalid or otherwise unenforceable, the rest of this Agreement will be considered severable and will continue in full force.

Section 10.06. Further Assurances. Each party must take all actions that are reasonably requested by any other party to effect more fully the purposes of this Agreement. The parties hereto agree to (a) provide access to the Loan Notes and related documentation in their possession for inspection by governmental regulatory agencies and (b) assist in the preparation of any routine reports required by regulatory bodies, if any.

Section 10.07. Nonpetition Covenant. (a) To the fullest extent permitted by law and notwithstanding any prior termination of this Agreement, each of the Servicer, the Subservicers, the Issuer, the Issuer Loan Trustee and the Depositor Loan Trustee agree that it shall not file, commence, join, or acquiesce in a petition or proceeding, or cause the Depositor to file, commence, join, or acquiesce in a petition or proceeding, that causes (a) the Depositor to be a debtor under any Debtor Relief Law or (b) a trustee, conservator, receiver, liquidator, or similar official to be appointed for the Depositor or any substantial part of its property.

(b) To the fullest extent permitted by law and notwithstanding any prior termination of this Agreement, each of the Servicer, the Subservicers, the Depositor, the Issuer Loan Trustee and the Depositor Loan Trustee agree that it shall not file, commence, join, or acquiesce in a petition or proceeding, or cause the Issuer to file, commence, join, or acquiesce in a petition or proceeding, that causes (a) the Issuer to be a debtor under any Debtor Relief Law or (b) a trustee, conservator, receiver, liquidator, or similar official to be appointed for the Issuer or any substantial part of its property.

(c) The parties hereto agree that the provisions of this Section 10.07 shall survive the resignation or removal of any such party from this Agreement and the termination of this Agreement.

Section 10.08. No Waiver; Cumulative Remedies. No failure to exercise or delay in exercising any right or remedy under this Agreement will effect a waiver of that right or remedy. No single or partial exercise of any right or remedy under this Agreement will preclude any other or further exercise of that right or remedy or any other right or remedy. Except as otherwise expressly provided, the rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive.

Section 10.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be considered an original, but all of which together will constitute one agreement.

Section 10.10. Binding Effect; Third-Party Beneficiaries. This Agreement benefits and is binding on the parties hereto, and their respective successor and permitted assigns. Each of the Back-up Servicer, the Indenture Trustee and the Owner Trustee are third-party beneficiaries to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

Section 10.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement contains all of the terms and conditions relating to its subject matter to which the parties have agreed. All prior understandings of any kind are superseded by this Agreement.

Section 10.12. Headings. The headings are for reference only and must not affect the interpretation of this Agreement.

Section 10.13. Schedules and Exhibits. All schedules and exhibits are fully incorporated into this Agreement.

Section 10.14. Survival of Representations and Warranties. All representations, warranties, and covenants in this Agreement will survive the conveyance of the Purchased Assets to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer, and the grant of a security interest in the Purchased Assets to the Indenture Trustee under the Indenture.

Section 10.15. Limited Recourse. (a) Notwithstanding anything to the contrary contained herein, no recourse under or with respect to any obligation, covenant or agreement of the Depositor as contained in this Agreement or any of the other Transaction Documents or any other agreement, instrument or document to which the Depositor is a party shall be had against any incorporator, stockholder, affiliate, officer, employee or director of the Depositor by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Depositor contained in this Agreement and all other agreements, instruments and documents entered into pursuant hereto or in connection herewith are, in each case, solely corporate obligations of the Depositor. Notwithstanding any provisions contained in this Agreement to the contrary, the Depositor shall not, and shall not be obligated to, pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement until payment in full of all amounts that the Depositor is obligated to pay for deposit into the Collection Account and the Principal Distribution Account pursuant to this Agreement; provided, however, that the Noteholders shall be entitled to the benefits of the subordination of the Collections allocable to the Trust Certificate to the extent provided in the Indenture. Any amount which the Depositor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended from time to time) against or obligation of the Depositor for any such insufficiency unless and until funds are available for the payment of such amounts as aforesaid.

(b) Notwithstanding anything to the contrary contained herein, no recourse under or with respect to any obligation, covenant or agreement of the Issuer as contained in this Agreement or any of the other Transaction Documents or any other agreement, instrument or document to which the Issuer is a party shall be had against any incorporator, stockholder, affiliate, officer, employee or director of the Issuer by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Issuer contained in this Agreement and all other agreements, instruments and documents entered into pursuant hereto or in connection herewith are, in each case, solely corporate obligations of the Issuer. Notwithstanding any provisions contained in this Agreement to the contrary, the Issuer shall not, and shall not be obligated to, pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement other than in accordance with the order of priorities set forth in Section 8.06 of the Indenture. Any amount which the Issuer does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended from time to time) against or obligation of the Issuer for any such insufficiency unless and until funds are available for the payment of such amounts as aforesaid.

(c) The parties hereto agree that the provisions of this Section 10.15 shall survive the resignation or removal of any such party to this Agreement and the termination of this Agreement.

Section 10.16. Rights of the Indenture Trustee. The Indenture Trustee shall be entitled to all of the same rights, protections, immunities and indemnities set forth in the Indenture.

Section 10.17. Intention of the Parties. It is the intention of the parties hereto that each transfer and conveyance contemplated by this Agreement shall constitute an absolute sale of the related Sold Assets from the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer and that the related Sold Assets shall not be part of the Depositor’s or the Depositor Loan Trustee’s estate or otherwise be considered property of the Depositor or the Depositor Loan Trustee in the event of the bankruptcy, receivership, insolvency, liquidation, conservatorship or similar proceeding relating to the Depositor, the Depositor Loan Trustee for the benefit of the Depositor or any of each of its property. The intent expressed in the first sentence of this paragraph should not be deemed to be an expression of the intended tax treatment of the conveyance of the Sold Assets. It is not intended that any amounts available for reimbursement of any Sold Assets be deemed to have been pledged by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer to secure a debt or other obligation of the Depositor or the Depositor Loan Trustee for the benefit of the Depositor.

Section 10.18. Additional Subservicers. The Depositor agrees that, subject to the satisfaction of the conditions set forth below, any Affiliate of OneMain Financial may be added as a party to this Agreement (an “Accession”) as a “Subservicer” (each such Person, an “Additional Subservicer”), upon the Depositor’s receipt of a written request from OneMain Financial requesting that such Additional Subservicer be added to this Agreement as a Subservicer at least five (5) days prior to the first acquisition of Eligible Loans to be serviced by such Additional Subservicer:

(a) the Depositor shall have delivered to the Indenture Trustee a fully executed copy of an Accession Agreement substantially in the form of Exhibit D hereto with respect to such Additional Subservicer;

(b) notice of any Accession and the related Additional Subservicer shall have been provided to each Rating Agency;

(c) there shall have been delivered to the Indenture Trustee (on behalf of the Noteholders) an Officer’s Certificate of OneMain Financial stating that such Accession is not reasonably expected to result in an Adverse Effect;

(d) the duties and obligations of the Additional Subservicer under this Agreement shall be fully guaranteed by the Performance Support Provider pursuant to the Performance Support Agreement; and

(e) as of the effective date of such Accession, the conditions precedent applicable to such Additional Subservicer as set forth in Exhibit E shall have been fulfilled.

Upon the effectiveness of any Accession, this Agreement shall be deemed amended to include the proposed Additional Subservicer as a “Subservicer” hereunder.

Section 10.19. Limitation of Liability of Wilmington Trust. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust, National Association (“Wilmington Trust”), not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement and (e) under no circumstances shall Wilmington Trust be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

Section 10.20. Limitation of Liability of Depositor Loan Trustee and Issuer Loan Trustee. (a) It is acknowledged and agreed that, in connection with each of the Depositor Loan Trustee’s and the Issuer Loan Trustee’s execution and delivery of this Agreement and the performance of its duties and exercise of its rights hereunder, it shall be entitled to all of its rights, benefits, protections, indemnities and immunities set forth in the Depositor Loan Trust Agreement and the Issuer Loan Trust Agreement, as applicable, and any other relevant Transaction Document. Notwithstanding anything to the contrary herein, the Depositor Loan Trustee and the Issuer Loan Trustee, as applicable, shall exercise all rights and remedies hereunder and provide any consents, directions, approvals, acceptances, determinations, rejections or other similar actions pursuant to this Agreement in accordance with directions received from the Depositor or the Issuer, respectively, and neither the Depositor Loan Trustee nor the Issuer Loan Trustee shall have any liability for taking any such actions in accordance with such directions and shall not be liable for any failure or delay in taking such actions resulting from any failure or delay by such Person (or other applicable Person as may be expressly provided) in providing such direction.

(b) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wells Fargo Bank, N.A., not individually or personally but solely as Depositor Loan Trustee for the benefit of the Depositor, in the exercise of the powers and authority conferred and vested in it under the Depositor Loan Trust Agreement, and (ii) under no circumstances shall Wells Fargo Bank, N.A. be personally liable for the payment of any indebtedness or expenses of the Depositor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Depositor under this Agreement or the other Transaction Documents to which it is a party.

(c) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wells Fargo Bank, N.A., not individually or personally but solely as Issuer Loan Trustee for the benefit of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Issuer Loan Trust Agreement, and (ii) under no circumstances shall Wells Fargo Bank, N.A. be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other Transaction Documents to which it is a party.

IN WITNESS WHEREOF, the Depositor, the Depositor Loan Trustee, the Servicer, the Issuer the Issuer Loan Trustee and the Subservicers have caused this Sale and Servicing Agreement to be duly executed by their respective officers as of the date first above written.

ONEMAIN FINANCIAL FUNDING II, LLC, as Depositor

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President and Assistant Treasurer

ONEMAIN FINANCIAL, INC., a Delaware corporation, as Servicer

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President and Assistant Treasurer

ONEMAIN FINANCIAL, INC., a Hawaii Corporation, as Subservicer

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President & Assistant Treasurer

ONEMAIN FINANCIAL SERVICES, INC., a Minnesota Corporation, as Subservicer

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President & Assistant Treasurer

ONEMAIN FINANCIAL, INC., a West Virginia Corporation, as Subservicer

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President & Assistant Treasurer

[SIGNATURE PAGE TO SALE AND SERVICING AGREEMENT]

IN WITNESS WHEREOF, the Depositor, the Depositor Loan Trustee, the Servicer, the Issuer the Issuer Loan Trustee and the Subservicers have caused this Sale and Servicing Agreement to be duly executed by their respective officers as of the date first above written.

ONEMAIN FINANCIAL ISSUANCE TRUST 2014-2, as Issuer

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Rachel L. Simpson
	Name:	Rachel L. Simpson
	Title:	Assistant Vice President

[SIGNATURE PAGE TO SALE AND SERVICING AGREEMENT]

IN WITNESS WHEREOF, the Depositor, the Depositor Loan Trustee, the Servicer, the Issuer the Issuer Loan Trustee and the Subservicers have caused this Sale and Servicing Agreement to be duly executed by their respective officers as of the date first above written.

WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Depositor Loan Trustee

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Issuer Loan Trustee

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

ACKNOWLEDGED AND AGREED TO AS TO SECTIONS 6.05, 8.01 AND 8.02 BY;

WELLS FARGO BANK, N.A., as Indenture Trustee

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

[SIGNATURE PAGE TO SALE AND SERVICING AGREEMENT]

Schedule I

List of Subservicers

OneMain Financial, Inc., a Hawaii Corporation

OneMain Financial Services, Inc., a Minnesota Corporation

OneMain Financial, Inc., a West Virginia Corporation

Sch. I - 1

Schedule II

Definitions Schedule and Rules of Construction

Sch. II - 1

PART A – Definitions Schedule

“Accession Agreement” shall mean an accession agreement substantially in the form of Exhibit C of the Loan Purchase Agreement or Exhibit D of the Sale and Servicing Agreement.

“Account Bank” shall have the meaning specified in Section 8.02(f) of the Indenture.

“Act” or “Act of Noteholder” shall have the meaning specified in Section 11.03(a) of the Indenture.

“Addition Date” shall mean the effective date of the conveyance of Additional Loans, as specified in the applicable Additional Loan Assignment which shall, in each case, be the opening of business on the first calendar day of a Collection Period; provided, that the Addition Date with respect to any Renewal Loan originated in connection with a Renewal Loan Replacement shall be the date such Renewal Loan Replacement was effected.

“Additional Cut-Off Date” shall mean (a) with respect to the Loan Purchase Agreement and each Additional Loan, the Cut-Off Date specified in the related Additional Loan Assignment and (b) with respect to the Sale and Servicing Agreement and each Additional Loan, the Cut-Off Date specified in the related Additional Loan Assignment, which shall, in each case, be the close of business on the last day of the Collection Period immediately preceding the related Addition Date; provided, that, the Additional Cut-Off Date with respect to any Renewal Loan originated in connection with a Renewal Loan Replacement shall be the date such Renewal Loan Replacement was effected after giving effect to such Renewal.

“Additional Loan” shall mean (a) with respect to the Loan Purchase Agreement, each additional non-revolving personal loan (including any Renewal Loan) that is sold to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor pursuant to Section 2.03 of the Loan Purchase Agreement and (b) otherwise, each additional non-revolving personal loan (including any Renewal Loan) that is acquired by the Issuer and the Issuer Loan Trustee for the benefit of the Issuer pursuant to Section 2.08 of the Sale and Servicing Agreement.

“Additional Loan Assignment” shall mean (a) with respect to the Loan Purchase Agreement, a written assignment substantially in the form of Exhibit B to the Loan Purchase Agreement pursuant to which a Seller further assigns Additional Loans to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor, and (b) with respect to the Sale and Servicing Agreement, a written assignment substantially in the form of Exhibit A-2 to the Sale and Servicing Agreement pursuant to which the Depositor and the Depositor Loan Trustee for the benefit of the Depositor further assigns Additional Loans to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer.

“Additional Loan Assignment Schedule” shall mean (a) with respect to the Loan Purchase Agreement and any Loan Action Date, the schedule to the related Additional Loan Assignment, listing the Additional Loans sold pursuant to the Loan Purchase Agreement on such Loan Action Date and each Renewal Loan sold pursuant to the Loan Purchase Agreement during

Sch. II - 2

the Collection Period immediately preceding such Loan Action Date and the related information with respect thereto required to be included in the Loan Schedule and (b) with respect to the Sale and Servicing Agreement and any Loan Action Date, the schedule to the related Additional Loan Assignment, listing the related Additional Loans assigned pursuant to the Sale and Servicing Agreement on such Loan Action Date and each Renewal Loan assigned pursuant to the Sale and Servicing Agreement during the Collection Period immediately preceding such Loan Action Date and the related information with respect thereto required to be included in the Loan Schedule. The Additional Loan Assignment Schedule with respect to any Loan Action Date shall be deemed to supplement and amend the applicable Loan Schedule as of the date of delivery thereof.

“Additional Subservicer” shall have the meaning specified in Section 10.18 of the Sale and Servicing Agreement.

“Adjusted Loan Principal Balance” shall mean, with respect to any Collection Period, an amount equal to the Loan Principal Balance of all Loans in the Trust Estate, other than Charged-Off Loans and Excluded Loans, in each case, as of the close of business on the last day of such Collection Period.

“Adjustment of Terms” shall mean an “adjustment of terms” (as such term is defined in the Credit and Collection Policy).

“Administration Agreement” shall mean the Administration Agreement, dated as of the Closing Date, among the Issuer, the Issuer Loan Trustee, the Depositor and the Administrator.

“Administrator” shall mean the Person acting in such capacity from time to time pursuant to and in accordance with the Administration Agreement, which shall initially be OneMain Financial.

“Adverse Effect” shall mean, with respect to any action, that such action will (a) result in the occurrence of an Early Amortization Event or an Event of Default or (b) materially and adversely affect the Noteholders.

“Affiliate” of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Note Principal Balance” shall mean, as of any date of determination, the sum of the aggregate Class A Note Balance, the aggregate Class B Note Balance, the aggregate Class C Note Balance and the aggregate Class D Note Balance, in each case as of such date of determination.

Sch. II - 3

“Applicable Representations” shall have the meaning specified in Section 3.03 of the Sale and Servicing Agreement.

“Assignment Agreement” shall mean an agreement substantially in the form of Exhibit A to the Loan Purchase Agreement relating to the Loans and other Purchased Assets purchased by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor on the Closing Date.

“Authorized Officer” shall mean:

(a) with respect to the Issuer, (i) any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (ii) any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and who is identified on the list of Authorized Officers (containing the specimen signatures of such officers) delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and (iii) any officer of the Depositor who is authorized to act for the Depositor in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Depositor to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter);

(b) with respect to the Depositor, any officer of the Depositor who is authorized to act for the Depositor in matters relating to the Depositor and who is identified on the list of Authorized Officers (containing the specimen signature of each such Person) delivered by the Depositor to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter);

(c) with respect to the Servicer, any Servicing Officer;

(d) with respect to a Seller or any Subservicer, any Vice President or more senior officer;

(e) with respect to the Indenture Trustee, any Responsible Officer;

(f) with respect to the Depositor Loan Trustee, any Responsible Officer; and

(g) with respect to the Issuer Loan Trustee, any Responsible Officer.

“Auto Secured Loan” shall mean a Loan that is, as of the date of the origination thereof, at least partially secured by a lien on one or more Titled Assets.

“Available Funds” shall mean for any Payment Date, (a) the Collections received in the Collection Account during the Collection Period relating to such Payment Date, (b) all amounts on deposit in the Reserve Account as of the related Monthly Determination Date and (c) during the Revolving Period, all amounts on deposit in the Principal Distribution Account as of the commencement of such Payment Date.

Sch. II - 4

“Back-up Servicer” shall mean, initially, Wells Fargo Bank, N.A., and at any other time, the Person then acting as “Back-up Servicer” pursuant to and in accordance with the Back-up Servicing Agreement.

“Back-up Servicing Agreement” shall mean the Back-up Servicing Agreement, dated as of the Closing Date, among the Depositor, the Depositor Loan Trustee, the Servicer, the Issuer, the Issuer Loan Trustee, the Indenture Trustee and the Back-up Servicer, pursuant to which the Back-up Servicer has agreed to perform the back-up servicing duties specified therein for the benefit of the Issuer and the Noteholders.

“Back-up Servicing Fee” shall mean, with respect to any Payment Date, an amount equal to the greater of (a) $10,000 and (b) the product of 0.04% per annum and the aggregate Loan Principal Balance of all Loans as of the first day of the related Collection Period (or, with respect to the initial Payment Date, as of the Initial Cut-Off Date) calculated on the basis of a 360-day year consisting of twelve (12) 30-day months (or in the case of the initial Payment Date, 36 days).

“Bankruptcy Loan” shall mean, to the extent reflected on the servicing systems of the Servicer, any Loan (a) with respect to which all or any portion of the Loan Principal Balance thereof has been discharged and has not been reaffirmed by the related Loan Obligor, or (b) the Loan Obligor of which has filed, or there has been filed against such Loan Obligor, voluntary or involuntary proceedings under the United States Bankruptcy Code or any other Debtor Relief Laws, and such Loan has not been reaffirmed by the Loan Obligor in that proceeding.

“Beneficial Owner” shall mean with respect to any Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or indirectly through a Clearing Agency Participant, in accordance with the rules of the Clearing Agency).

“Beneficiary” shall mean the registered holder of a Trust Certificate as reflected in the register maintained pursuant to Section 10.01(d) of the Trust Agreement. Initially, the Depositor is the sole Beneficiary.

“Book-Entry Notes” shall mean security entitlements to the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency, as described in Section 2.04 of the Indenture.

“Business Day” shall mean any day other than (a) a Saturday or Sunday or (b) any other day on which banking institutions in New York, New York, Baltimore, Maryland, Minneapolis, Minnesota, Wilmington, Delaware or any other city in which the Corporate Trust Office of the Indenture Trustee or the Owner Trustee or the principal executive offices of the Servicer or the Depositor, as the case may be, are located, are authorized or obligated by law, executive order or governmental decree to be closed or on which the fixed income markets in New York, New York are closed.

Sch. II - 5

“Certificate of Trust” shall mean the certificate of trust of the Trust, filed on April 22, 2014 with the Office of the Delaware Secretary of State pursuant to the Delaware Statutory Trust Act.

“Charged-Off Loan” shall mean (a) with respect to any Unsecured Loan which is not a Bankruptcy Loan or a Deceased Loan and any Auto Secured Loan which is not a Deceased Loan, any such Loan that either (i) has at least six payments contractually past due and the paid-to-date has not moved for six consecutive months, or (ii) is at least twelve payments contractually past due, (b) with respect to any Unsecured Loan which is a Bankruptcy Loan, but not a Deceased Loan, any such Loan that has at least one payment contractually past due and (c) each Deceased Loan, in each case, as reflected in the records of the Servicer or the applicable Subservicer, in accordance with the Credit and Collection Policy; provided, that determinations of charged-off status with respect to any Loan shall be made no later than the last day of the Collection Period immediately following the Collection Period in which the event or circumstance giving rise to the charged-off classification occurs unless such event or circumstance has been previously cured.

“Class” shall mean the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes, as the context may require.

“Class A Interest Rate” shall mean 2.47% per annum.

“Class A Monthly Interest Amount” shall mean, for any Payment Date, the amount of interest accrued during the related Interest Period at the Class A Interest Rate on the Class A Note Balance as of the close of business on the immediately preceding Payment Date (or in the case of the initial Payment Date, the Closing Date), calculated on the basis of a 360-day year consisting of twelve 30-day months (or in the case of the initial Payment Date, 48 days).

“Class A Note” shall mean any one of the 2.47% Class A Notes executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee, substantially in the applicable form attached as Exhibit A to the Indenture.

“Class A Note Balance” shall initially mean $875,000,000, and thereafter, shall equal the initial Class A Note Balance reduced by all previous payments to the Class A Noteholders in respect of the principal of the Class A Notes that have not been rescinded.

“Class B Interest Rate” shall mean 3.02% per annum.

“Class B Monthly Interest Amount” shall mean, for any Payment Date, the amount of interest accrued during the related Interest Period at the Class B Interest Rate on the Class B Note Balance as of the close of business on the immediately preceding Payment Date (or in the case of the initial Payment Date, the Closing Date), calculated on the basis of a 360-day year consisting of twelve 30-day months (or in the case of the initial Payment Date, 48 days).

“Class B Note” shall mean any one of the 3.02% Class B Notes executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee, substantially in the applicable form attached as Exhibit A to the Indenture.

Sch. II - 6

“Class B Note Balance” shall initially mean $118,430,000 and thereafter, shall equal the initial Class B Note Balance reduced by all previous payments to the Class B Noteholders in respect of the principal of the Class B Notes that have not been rescinded.

“Class C Interest Rate” shall mean 4.33% per annum.

“Class C Monthly Interest Amount” shall mean, for any Payment Date, the amount of interest accrued during the related Interest Period at the Class C Interest Rate on the Class C Note Balance as of the close of business on the immediately preceding Payment Date (or in the case of the initial Payment Date, the Closing Date), calculated on the basis of a 360-day year consisting of twelve 30-day months (or in the case of the initial Payment Date, 48 days).

“Class C Note” shall mean any one of the 4.33% Class C Notes executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee, substantially in the applicable form attached as Exhibit A to the Indenture.

“Class C Note Balance” shall initially mean $69,080,000, and thereafter, shall equal the initial Class C Note Balance reduced by all previous payments to the Class C Noteholders in respect of the principal of the Class C Notes that have not been rescinded.

“Class D Interest Rate” shall mean 5.31% per annum.

“Class D Monthly Interest Amount” shall mean, for any Payment Date, the amount of interest accrued during the related Interest Period at the Class D Interest Rate on the Class D Note Balance as of the close of business on the immediately preceding Payment Date (or in the case of the initial Payment Date, the Closing Date), calculated on the basis of a 360-day year consisting of twelve 30-day months (or in the case of the initial Payment Date, 48 days).

“Class D Note” shall mean any one of the 5.31% Class D Notes executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee, substantially in the applicable form attached as Exhibit A to the Indenture.

“Class D Note Balance” shall initially mean $121,710,000, and thereafter, shall equal the initial Class D Note Balance reduced by all previous payments to the Class D Noteholders in respect of the principal of the Class D Notes that have not been rescinded.

“Clearing Agency” shall mean an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act and serving as a clearing agency for a Series or Class of Book-Entry Notes.

“Clearing Agency Participant” shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

“Clearstream” or “Clearstream, Luxembourg” shall mean Clearstream Banking, société anonyme, a professional depository incorporated under the laws of Luxembourg, and its successors.

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“Closing Date” shall mean July 30, 2014.

“Collection Account” shall have the meaning specified in Section 8.02(a)(i) of the Indenture.

“Collection Period” shall mean, with respect to each Payment Date, the immediately preceding calendar month; provided, however, that the initial Collection Period will commence on the day immediately following the Initial Cut-Off Date and end on the last day of the calendar month immediately preceding the initial Payment Date.

“Collections” shall mean all amounts collected on or in respect of the Loans after the applicable Cut-Off Date, including scheduled loan payments (whether received in whole or in part, whether related to a current, future or prior due date, whether paid voluntarily by a Loan Obligor or received in connection with the realization of the amounts due and to become due under any defaulted Loan or upon the sale of any property acquired in respect thereof), all partial prepayments, all full prepayments, recoveries, or any other form of payment.

“Conveyance Papers” shall mean all documents or instruments delivered pursuant to the Loan Purchase Agreement by or with reference to a Seller or any transaction under the Loan Purchase Agreement, including any Additional Loan Assignment and the Assignment Agreement.

“Corporate Trust Office” shall have the meaning (a) when used in respect of the Owner Trustee, the address of the Owner Trustee specified in the Trust Agreement, (b) when used in respect of the Indenture Trustee, the address of the Indenture Trustee specified in Section 3.02 of the Indenture, (c) when used in respect of the Depositor Loan Trustee, the address of the Depositor Loan Trustee specified in Section 5 of the Depositor Loan Trust Agreement, and (d) when used in respect of the Issuer Loan Trustee, the address of the Issuer Loan Trustee specified in Section 5 of the Issuer Loan Trust Agreement.

“Credit and Collection Policy” shall mean the credit and collection policies and practices maintained by the Servicer and the Subservicers relating to the Loans, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Sale and Servicing Agreement. If there is a Successor Servicer, “Credit and Collection Policy” shall mean the customary and usual servicing, administration and collection practices and procedures used by servicing companies of comparable experience to the Successor Servicer for servicing personal loans comparable to the Loans which the Successor Servicer services for its own account.

“Custodian” shall mean Wells Fargo Bank, N.A., as Custodian.

“Custodian Agreement” shall mean the Custodian Agreement, dated as of the Closing Date, among the Issuer, the Issuer Loan Trustee, the Indenture Trustee, the Back-up Servicer, the Servicer, the Depositor and the Custodian.

“Cut-Off Date” shall mean the Initial Cut-Off Date or any Additional Cut-Off Date, as applicable.

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“DBRS” shall mean DBRS, Inc.

“Debtor Relief Laws” shall mean (a) the United States Bankruptcy Code and (b) all other applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, suspension of payments, adjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

“Deceased Loan” shall mean any Loan for which the Servicer or any Subservicer, as applicable, has (a) been notified that each Loan Obligor with respect to such Loan is deceased and (b) verified the deceased status of such Loan Obligor consistent with the Credit and Collection Policy. A Loan becomes a Deceased Loan during the Collection Period in which the verification described in clause (b) above is completed.

“Definitive Notes” shall mean, for any Class, the Notes issued in fully registered, certificated form issued to the owners of such Class or their nominee.

“Delaware Secretary of State” shall mean the Office of the Secretary of State of the State of Delaware.

“Delaware Statutory Trust Act” shall mean Chapter 38 of Title 12 of the Delaware Code.

“Delinquent Loan” shall mean a Loan which is two (2) or more payments contractually past due as reflected in the records of the Servicer or the applicable Subservicer in accordance with the Credit and Collection Policy.

“Deliveries” shall have the meaning specified in Section 12.02 of the Trust Agreement.

“Demand” shall have the meaning specified in Section 6.14(a) of the Indenture.

“Depositor” shall mean OneMain Financial Funding II, LLC, a limited liability company formed and existing under the laws of the State of Delaware, and its permitted successors and assigns.

“Depositor Loan Trust Agreement” shall mean the Depositor Loan Trust Agreement, dated as of the Closing Date, between the Depositor and the Depositor Loan Trustee.

“Depositor Loan Trustee” shall mean Wells Fargo Bank, N.A., not in its individual capacity but solely as Depositor Loan Trustee under the Depositor Loan Trust Agreement. “Depositor Loan Trustee” shall also mean each successor Depositor Loan Trustee as of the qualification of such successor as Depositor Loan Trustee under the Depositor Loan Trust Agreement.

“Depositor LLC Agreement” shall mean the Limited Liability Company Agreement of OneMain Financial Funding II, LLC.

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“Directing Holder” shall mean (a) so long as the Indenture shall not have terminated, the Required Noteholders, and (b) in all other instances, the holder of the Trust Certificate.

“Disqualification Event” with respect to the Owner Trustee shall mean (a) the bankruptcy, insolvency or dissolution of the Owner Trustee, (b) the occurrence of the date of resignation of the Owner Trustee, as set forth in a notice of resignation given pursuant to Section 8.01 of the Trust Agreement, (c) the delivery to the Owner Trustee of the instrument or instruments of removal referred to in Section 8.01 of the Trust Agreement (or, if such instruments specify a later effective date of removal, the occurrence of such later date), or (d) the failure of the Owner Trustee to qualify under the requirements of Section 8.03 of the Trust Agreement.

“Distribution Compliance Period” shall have the meaning specified in Section 2.05(b) of the Indenture.

“Document Delivery Date” shall have the meaning specified in Section 2.03(a) of the Loan Purchase Agreement.

“Dollars”, “$” or “U.S. $” shall mean (a) United States dollars or (b) denominated in United States dollars.

“Early Amortization Event” shall mean any Early Amortization Event specified in Section 5.01 of the Indenture.

“Eligible Deposit Account” shall mean either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the unsecured, unguaranteed senior debt securities of such depository institution shall have a credit rating from each of Moody’s and Standard & Poor’s in one of its generic credit rating categories that signifies “BBB” / “Baa2” or higher.

“Eligible Institution” shall mean a depository institution organized under the laws of the United States of America or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), which at all times has (a)(i) a long-term unsecured debt rating of “Baa1” or better by Moody’s and (ii) a certificate of deposit rating of “P-2” by Moody’s and (b), either (i) a long-term unsecured debt rating of “BBB+” by Standard & Poor’s or (ii) a certificate of deposit rating of “A-2” by Standard & Poor’s. If so qualified, any of the Indenture Trustee, the Depositor Loan Trustee, the Issuer Loan Trustee, or the Administrator may be considered an Eligible Institution for the purposes of this definition.

“Eligible Investments” shall mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which have maturities of no later than the Business Day immediately prior to the next succeeding Payment Date (unless payable on demand, in which case such securities or instruments may mature on such next succeeding Payment Date) and which evidence:

(a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

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(b) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Issuer’s investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company will be rated “A-2” or higher by Standard & Poor’s;

(c) commercial paper (having remaining maturities of no more than thirty (30) days) having, at the time of the Issuer’s investment or contractual commitment to invest therein, a rating not lower than “A-2” from Standard & Poor’s;

(d) investments in money market funds rated “AAm” or higher by Standard & Poor’s or otherwise approved in writing by each Rating Agency;

(e) demand deposits, time deposits and certificates of deposit which are fully insured by the Federal Deposit Insurance Corporation;

(f) notes or bankers’ acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in (b) above;

(g) time deposits, other than as referred to in clause (e) above, with a Person (i) the commercial paper of which is rated “A-2” or higher by Standard & Poor’s or (ii) that has a long-term unsecured debt rating of “BBB+” or higher by Standard & Poor’s; or

(h) any other investments approved in writing by each Rating Agency.

Eligible Investments may be purchased by or through the Indenture Trustee or any of its Affiliates.

“Eligible Loan” shall mean a Loan that, as of the related Cut-Off Date: (a) is not categorized as a Bankruptcy Loan, (b) is either an interest-bearing loan or a Precompute Loan, (c) has a fixed-rate of interest, (d) is denominated in U.S. dollars, (e) the maturity date for which had not occurred, (f) is not a Delinquent Loan, (g) is not a Revolving Loan, (h) was originated in all material respects in accordance with the Credit and Collection Policy in effect as of the date of such Loan, (i) is not a Charged-Off Loan and (j) in connection with the origination thereof, a Loan Note was created.

“Eligible Servicer” shall mean the Indenture Trustee, OneMain Financial, the Back-up Servicer or an entity which, at the time of its appointment as Servicer, (a)(i) is either (A) the surviving Person of a merger or consolidation with, or the transferee of all or substantially all of the assets of, OneMain Financial in a transaction otherwise complying with Section 6.02 of the Sale and Servicing Agreement or (B) an Affiliate of OneMain Financial

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whose obligations are guaranteed by OneMain Financial under the Performance Support Agreement, (ii) is servicing a portfolio of personal loans, (iii) is legally qualified and has the capacity (in each case, either directly or through one or more subservicers) to service and administer the Loans in accordance with the Sale and Servicing Agreement, and (iv) is qualified to use the software that is then being used to service the Loans or obtains the right to use or has its own software which is adequate to perform its duties under the Sale and Servicing Agreement or (b)(i) is servicing a portfolio of personal loans, (ii) is legally qualified and has the capacity (in each case, either directly or through one or more subservicers) to service and administer Loans in accordance with the Sale and Servicing Agreement, (iii) has demonstrated the ability to service professionally and competently a portfolio of loans which are similar to the Loans in accordance with high standards of skill and care and (iv) is qualified to use the software that is then being used to service the Loans or obtains the right to use or has its own software which is adequate to perform its duties under the Sale and Servicing Agreement.

“Encumbrance” shall mean any security interest, mortgage, claim, charge (fixed or floating), deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, or any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment permitted by Section 2.05 of, and the lien created by, the Sale and Servicing Agreement shall not be deemed to constitute an Encumbrance; provided further, however, that each of (a) the lien created in favor of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor under the Loan Purchase Agreement, (b) the lien created in favor of the Issuer and the Issuer Loan Trustee for the benefit of the Issuer under the Sale and Servicing Agreement and (c) the lien created in favor of the Indenture Trustee under the Indenture shall not be deemed to constitute an Encumbrance.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Euroclear” shall mean the Euroclear System.

“Event of Default” shall have the meaning specified in Section 5.02 of the Indenture.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Loan” shall have the meaning specified in Section 8.07(a)(iii) of the Indenture.

“FATCA” shall have the meaning specified in Section 11.17(a) of the Indenture.

“FATCA Withholding Tax” shall have the meaning specified in Section 11.17(a) of the Indenture.

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“First Priority Principal Payment” shall mean, with respect to any Payment Date, (a) at any time prior to the occurrence of an Event of Default described in any of clauses (a), (b), (c), (d), (e), (f), (i) or (k) of the definition of Event of Default, an amount equal to the excess (if any) of (i) the Class A Note Balance as of the end of the related Collection Period minus any amounts on deposit in the Principal Distribution Account after withdrawing amounts, if any, to be applied as Available Funds with respect to such Payment Date and prior to the application of Section 8.06(a) of the Indenture on such Payment Date over (ii) the Adjusted Loan Principal Balance as of the end of the related Collection Period and (b) at any time from and after the occurrence of an Event of Default described in any of clauses (a), (b), (c), (d), (e), (f), (i) or (k) of the definition of Event of Default or on or after the Stated Maturity Date in respect of the Class A Notes, the Class A Note Balance.

“Force Majeure Event” shall mean an event that occurs as a result of an act of God, an act of the public enemy, acts of declared or undeclared war (including acts of terrorism), public disorder, rebellion, sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes.

“Fourth Priority Principal Payment” shall mean, with respect to any Payment Date, (a) at any time prior to the occurrence of an Event of Default described in any of clauses (a), (b), (c), (d), (e), (f), (i) or (k) of the definition of Event of Default, an amount equal to the excess (if any) of (i) the sum of (A) the Class A Note Balance as of the end of the related Collection Period plus (B) the Class B Note Balance as of the end of the related Collection Period plus (C) the Class C Note Balance as of the end of the related Collection Period plus (D) the Class D Note Balance as of the end of the related Collection Period minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Section 8.06(a)(v), (vii) and (ix) of the Indenture) over (ii) the Adjusted Loan Principal Balance as of the end of the related Collection Period and (b) at any time from and after the occurrence of an Event of Default described in any of clauses (a), (b), (c), (d), (e), (f), (i) or (k) of the definition of Event of Default or on or after the Stated Maturity Date in respect of the Class D Notes, the sum of the Class A Note Balance, the Class B Note Balance, the Class C Note Balance and the Class D Note Balance minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Section 8.06(a)(v), (vii) and (ix) of the Indenture).

“Global Note” shall mean a Rule 144A Global Note, a Permanent Regulation S Global Note or a Temporary Regulation S Global Note, as applicable.

“Governmental Authority” shall mean any federal, state, municipal, national, local or other governmental department, court, commission, board, bureau, agency, intermediary, carrier or instrumentality or political subdivision thereof, or any entity or officer exercising executive, legislative, judicial, quasi-judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case, whether of the United States or a state, territory or possession thereof, a foreign sovereign entity or country or jurisdiction or the District of Columbia.

“Grant” shall mean to grant, bargain, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, grant a security interest in, create a right of set-off

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against, deposit, set over and confirm. A Grant of any item of the Trust Estate shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such item of the Trust Estate, and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring any suit in equity, action at law or other judicial or administrative proceeding in the name of the granting party or otherwise, and generally to do and receive anything that the granting party may be entitled to do or receive thereunder or with respect thereto.

“Indemnified Parties” shall have the meaning specified in Section 6.02 of the Loan Purchase Agreement or Section 11.02 of the Trust Agreement, as applicable.

“Indenture” shall mean the Indenture, dated as of the Closing Date, among the Issuer, the Issuer Loan Trustee, the Account Bank, the Indenture Trustee and the Servicer, as the same may be amended, supplemented or otherwise modified from time to time.

“Indenture Trustee” shall mean Wells Fargo Bank, N.A., in its capacity as indenture trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

“Independent” shall mean, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Depositor, and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

“Independent Manager” shall have the meaning specified in the Depositor LLC Agreement.

“Initial Cut-Off Date” shall mean the close of business on the date that is three Business Days prior to the Closing Date.

“Initial Loan” shall mean any non-revolving personal loan designated as such under the Loan Purchase Agreement on the Closing Date, as identified on the Loan Schedule as of the Closing Date.

“Initial Loan Assignment” shall mean a written agreement substantially in the form of Exhibit A-1 to the Sale and Servicing Agreement relating to the Loans and other Sold Assets acquired by the Issuer and the Issuer Loan Trustee for the benefit of the Issuer on the Closing Date.

“Initial Note Principal Balance” shall mean $1,184,220,000.

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“Initial Purchasers” shall mean Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and RBS Securities Inc.

“Insolvency Event” with respect to any Person, shall occur if (a) such Person shall file a petition or commence a Proceeding (i) to take advantage of any Debtor Relief Law or (ii) for the appointment of a trustee, conservator, receiver, liquidator, or similar official for or relating to such Person or all or substantially all of its property, or for the winding up or liquidation of its affairs, (b) such Person shall consent or fail to object to any such petition filed or Proceeding commenced against or with respect to it or all or substantially all of its property, or any such petition or Proceeding shall not have been dismissed or stayed within sixty (60) days of its filing or commencement, or a court, agency, or other supervisory authority with jurisdiction shall have decreed or ordered relief with respect to any such petition or Proceeding, (c) such Person shall admit in writing its inability to pay its debts generally as they become due, (d) such Person shall make an assignment for the benefit of its creditors, (e) such Person shall voluntarily suspend payment of its obligations, or (f) such Person shall take any action in furtherance of any of the foregoing.

“Interest Period” shall mean, for each Class of Notes and with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date to but excluding such Payment Date (or, in the case of the initial Payment Date, the period from and including the Closing Date to but excluding such Payment Date).

“Interest Rate” shall mean, with respect to the Class A Notes, the Class A Interest Rate, with respect to the Class B Notes, the Class B Interest Rate, with respect to the Class C Notes, the Class C Interest Rate and with respect to the Class D Notes, the Class D Interest Rate.

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“Issuer” shall mean OneMain Financial Issuance Trust 2014-2, a statutory trust organized and existing under the laws of the State of Delaware, and its permitted successors and assigns.

“Issuer Loan Exclusion” shall have the meaning specified in Section 8.07(a)(iii) of the Indenture.

“Issuer Loan Release” shall have the meaning specified in Section 8.07(a)(v) of the Indenture.

“Issuer Loan Trust Agreement” shall mean the Issuer Loan Trust Agreement, dated as of the Closing Date, between the Issuer and the Issuer Loan Trustee.

“Issuer Loan Trustee” shall mean Wells Fargo Bank, N.A., not in its individual capacity but solely as Issuer Loan Trustee under the Issuer Loan Trust Agreement. “Issuer Loan Trustee” shall also mean each successor Issuer Loan Trustee as of the qualification of such successor as Issuer Loan Trustee under the Issuer Loan Trust Agreement.

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“Issuer Order” shall mean a written order or request signed in the name of the Issuer by an Authorized Officer and delivered to the Indenture Trustee.

“Lien” shall mean, with respect to any property, any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever relating to that property, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

“Loan” shall mean any Initial Loan or Additional Loan, but excluding any Loan that has been reassigned to the applicable Seller pursuant to Section 6.01 of the Loan Purchase Agreement or otherwise.

“Loan Action” shall have the meaning specified in Section 8.07(a) of the Indenture.

“Loan Action Date” shall mean the opening of business on the first calendar day of any Collection Period.

“Loan Action Date Aggregate Principal Balance” shall mean, for any Loan Action Date, the aggregate Loan Action Date Loan Principal Balance for all Loans in the Loan Action Date Loan Pool for such Loan Action Date.

“Loan Action Date Loan Pool” shall mean, for any Loan Action Date, all Loans that (a) constitute part of the Trust Estate and are not Charged-Off Loans, in each case, as of the end of the Collection Period immediately preceding such Loan Action Date (including Renewal Loans with respect to Renewal Loan Replacements effected during such Collection Period), (b) are added to the Trust Estate on such Loan Action Date, (c) are not designated to be transferred out of the Trust Estate on the following Reassignment Date as a result of any Loan Actions taken on such Loan Action Date and (d) are not, following the Loan Actions to be taken on such Loan Action Date, designated as Excluded Loans.

“Loan Action Date Loan Principal Balance” shall mean, for any Loan and any Loan Action Date, the Loan Principal Balance of such Loan as of the close of business on the last day of the Collection Period immediately preceding such Loan Action Date.

“Loan Agreement” shall mean, with respect to any Loan, all agreements (including the applicable Loan Note) between the applicable Seller and the related Loan Obligor prior to the applicable Cut-Off Date containing the terms and conditions applicable to such Loan and any applicable truth in lending disclosure statements related thereto, in each case, as amended and in effect from time to time, representative copies of which have been made available to the Depositor and will be delivered to the Depositor upon request.

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“Loan Note” shall mean, with respect to any Loan, the fully executed original, electronically authenticated record of the note or authoritative copy of the note (in each case within the meaning of the UCC) for such Loan, including any written allonges, amendments or extensions thereto.

“Loan Obligor” shall mean any borrower, co-borrower, guarantor, or other obligor with respect to a Loan. In respect of each Loan, if there is more than one Loan Obligor (husband and wife, for example), references herein to Loan Obligor shall mean any or all of such Loan Obligors, as the context may require.

“Loan Principal Balance” shall mean as of any determination date with respect to (a) a Loan other than a Precompute Loan, the outstanding principal balance of such Loan and (b) a Loan that is a Precompute Loan, the calculated principal balance of such Precompute Loan, which is generally equal to the present value of the scheduled and unpaid payments in respect of such Precompute Loan discounted monthly at an annual rate equal to the coupon on such Precompute Loan. The Loan Principal Balance of any Loan a portion of which has been charged-off in accordance with the Credit and Collection Policy shall be reduced by the portion so charged-off.

“Loan Purchase Agreement” shall mean the Loan Purchase Agreement, dated as of the Closing Date, among the Sellers party thereto, the Depositor, and the Depositor Loan Trustee.

“Loan Schedule” shall mean a complete schedule prepared by the Servicer, on behalf of the Sellers, the Depositor, and the Depositor Loan Trustee, identifying all Loans sold by a Seller to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor on the Initial Closing Date, and which Loans, in turn, are sold by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer on the Initial Closing Date, as such schedule is updated or supplemented from time to time, including, without limitation, in connection with any Additional Loan Assignment or any reassignment to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor pursuant to Section 2.05 of the Sale and Servicing Agreement and to the applicable Seller pursuant to Section 6.01 of the Loan Purchase Agreement or otherwise. The Loan Schedule may take the form of a computer file or another tangible medium that is commercially reasonable. The Loan Schedule shall identify each Loan by loan number, branch code, Loan origination date, unique loan identifier, Loan Principal Balance as of the applicable Cut-Off Date, Seller/Subservicer and the information necessary for the Custodian to comply with the Custodian Agreement.

“Material Adverse Effect” shall mean, in respect of any Person, a material adverse change in the business, assets or operations of such Person.

“Monthly Determination Date” shall mean the sixteenth (16th) day of each calendar month, or if such sixteenth (16th) day is not a Business Day, the next succeeding Business Day.

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“Monthly Net Loss Percentage” shall mean, for any Loan Action Date, the product of (a) the quotient (expressed as a percentage) of (i) the result of (A) the aggregate principal balance of all Loans that became Charged-Off Loans during the related Collection Period plus (B) the aggregate amount by which the Loan Principal Balance of any Loans (other than Charged-Off Loans) were reduced due to being charged-off in accordance with the Credit and Collection Policy during the related Collection Period minus (C) the aggregate amount of Monthly Recoveries collected during the related Collection Period divided by (ii) the Adjusted Loan Principal Balance of all Loans in the Trust Estate immediately prior to the commencement of such Collection Period times (b)(i) with respect to the initial Loan Action Date, the quotient, rounded to two decimal places, of (A) 360 divided by (B) the number of days in the initial Collection Period and (ii) with respect to each following Loan Action Date, twelve (12).

“Monthly Recoveries” shall mean, without duplication, with respect to any loan, any amounts (up to the principal balance of such loan that became charged-off) collected that, in accordance with the Credit and Collection Policy in effect at the time of such collection, constitute recoveries of amounts owed with respect to a Charged-Off Loan.

“Monthly Servicer Report” shall mean, with respect to each Payment Date, the certificate of the Servicer delivered pursuant to Section 3.06 of the Sale and Servicing Agreement with respect to such Payment Date, in the form attached as Exhibit C to the Indenture.

“Notes” shall mean the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes issued by the Issuer pursuant to the Indenture.

“Note Account” shall mean the Collection Account, the Principal Distribution Account or the Reserve Account, as applicable.

“Note Purchase Agreement” shall mean that certain Note Purchase Agreement dated as of July 23, 2014, among the Depositor, the Servicer and Citigroup Global Markets Inc., as the representative of the Initial Purchasers.

“Note Register” shall mean the register maintained pursuant to Section 2.05(a) of the Indenture in which the Notes are registered.

“Note Registrar” shall have the meaning specified in Section 2.05(a) of the Indenture.

“Noteholder” or “Holder” shall mean the Person in whose name a Note is registered in the Note Register, or such other Person deemed to be a “Noteholder” or “Holder” pursuant to the Indenture.

“Noteholder FATCA Information” means properly completed and signed tax certifications (generally, in the case of U.S. federal income tax, IRS Form W-9 (or applicable successor form) in the case of a payee that is “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code or the appropriate IRS Form W-8 (or applicable successor form) in the case of a payee that is not a “United States person” within the meaning of Section 7701(a)(3) of the Internal Revenue Code) or any other tax documentation which the Issuer or the Indenture Trustee may reasonably request.

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“NYUCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

“Officer’s Certificate” shall mean, except to the extent otherwise specified, a certificate signed by an Authorized Officer of the Issuer, the Issuer Loan Trustee, the Depositor, the Depositor Loan Trustee, the Servicer, a Seller, a Subservicer or the Indenture Trustee, as applicable.

“OneMain Credit Score” shall mean the numerical credit score determined with respect to any Loan by reference to the OneMain Custom Credit Model. The OneMain Credit Score of a Loan is established at the time such Loan is originated and remains constant for the life of such Loan. For the avoidance of doubt, to the extent that a Renewal occurs with respect to any Loan, the related Renewal Loan will be assigned a OneMain Credit Score upon the origination of such Renewal Loan.

“OneMain Custom Credit Model” shall mean the proprietary credit scoring models used by the Sellers to produce the OneMain Credit Scores as in effect from time to time, set forth in the Credit and Collection Policy.

“OneMain Financial” shall mean OneMain Financial, Inc., a Delaware corporation and its permitted successors and assigns.

“Opinion of Counsel” shall mean a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Person to whom the opinion is to be provided; provided, that any Tax Opinion or other opinion relating to U.S. federal income tax matters shall be an opinion of nationally recognized tax counsel.

“Optional Call Amount” shall have the meaning specified in Section 8.08(b) of the Indenture.

“Original Loan Principal Balance” shall mean, with respect to any Loan, the outstanding principal balance of such Loan, or if such Loan is a Precompute Loan, the principal balance of such Precompute Loan calculated in accordance with the definition of “Loan Principal Balance”, in each case as of the related Cut-Off Date with respect to such Loans.

“Outstanding” shall mean, as of any date of determination, all Notes previously authenticated and delivered under the Indenture except:

(a) Notes previously cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

(b) Notes for whose payment or redemption money in the necessary amount has been previously deposited with the Indenture Trustee for the Holders of such Notes; provided, that if such Notes are to be redeemed, any required notice of such redemption pursuant to the Indenture or provision for such notice satisfactory to the Indenture Trustee has been made; and

(c) Notes that have been paid under Section 2.06 of the Indenture or in exchange for or in lieu of which other Notes have been authenticated and delivered under the Indenture, other than any such Notes for which there shall have been presented to the Indenture Trustee proof satisfactory to it that such Notes are held by a protected purchaser;

Sch. II - 19

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Performance Support Provider, the Servicer, any Seller or any Subservicer or any affiliate thereof shall be disregarded and considered not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee, as the case may be, has actual knowledge of being so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee’s right so to act for such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Performance Support Provider, the Servicer, any Seller or any Subservicer or any affiliate thereof. In making any such determination, the Indenture Trustee may rely on the representations of the pledgee and shall not be required to undertake any independent investigation.

“Over-collateralization Event” shall mean, for any Loan Action Date, after giving effect to all Loan Actions to be taken on such Loan Action Date and all payments and distributions to be made in accordance with Section 8.06 of the Indenture and all principal payments to be made on the Notes, in each case, on the Payment Date following such Loan Action Date, (a) the Loan Action Date Aggregate Principal Balance minus the Required Over-collateralization Amount is less than (b) the Aggregate Note Principal Balance minus the amounts on deposit in the Principal Distribution Account.

“Ownership Interest” shall have the meaning specified in Section 10.01 of the Trust Agreement.

“Owner Trustee” shall mean Wilmington Trust, National Association, not in its individual capacity but solely in its capacity as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

“Owner Trust Estate” shall have the meaning specified in Section 2.01 of the Trust Agreement.

“Payment Date” shall mean the eighteenth (18th) day of each calendar month, or if such eighteenth (18th) day is not a Business Day, the next succeeding Business Day; provided, that the initial Payment Date shall be September 18, 2014.

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“Performance Support Agreement” shall mean the Performance Support Agreement dated as of the Closing Date, by OneMain Financial in favor of the Indenture Trustee, the Depositor, the Issuer, the Depositor Loan Trustee and the Issuer Loan Trustee in respect of the obligations of the Sellers, the Servicer (so long as it is an Affiliate of OneMain Financial), the Administrator (so long as it is an Affiliate of OneMain Financial) and each Subservicer (so long as such Subservicer is an Affiliate of OneMain Financial) under the Transaction Documents.

“Periodic Filing” shall mean any filing or submission that the Trust is required to make with any federal, state or local authority or regulatory agency.

“Permanent Regulation S Global Note” shall have the meaning specified in Section 2.05(b) of the Indenture.

“Permitted Assignee” shall mean any Person who, if it were to purchase Loans in connection with a sale under Sections 5.05 and 5.17 of the Indenture, would not cause the Issuer to be taxable as a publicly traded partnership for federal income tax purposes.

“Permitted Depositor Reassignment” shall mean, with respect to any Seller, any reassignment by the Issuer and the Issuer Loan Trustee for the benefit of the Issuer to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor of Specified Seller Loans of such Seller so long as after giving effect to such reassignment (a) the aggregate Original Loan Principal Balance of the Specified Seller Loans of such Seller reassigned on the date of such reassignment does not exceed 10% of the aggregate Original Loan Principal Balance of the Specified Seller Loans of such Seller held by the Issuer and the Issuer Loan Trustee for the benefit of the Issuer on such day immediately prior to giving effect to such reassignment, and (b) the aggregate Original Loan Principal Balance of the Specified Seller Loans of such Seller reassigned pursuant to clause (a), together with the aggregate Original Principal Balance of all Specified Seller Loans previously reassigned pursuant to clause (a), does not exceed 10% of the aggregate Original Loan Principal Balance of all Specified Seller Loans of such Seller purchased by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor on or prior to the date of such reassignment.

“Permitted Seller Reassignment” shall mean, with respect to any Seller, any reassignment by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to such Seller of Specified Seller Loans of such Seller so long as, after giving effect to such reassignment, the aggregate Original Loan Principal Balance of all Specified Seller Loans of such Seller reassigned to such Seller on or prior to the date of such reassignment does not exceed 10% of the aggregate Original Loan Principal Balance of all Specified Seller Loans of such Seller purchased by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor on or prior to the date of such reassignment.

“Permitted Lien” shall mean (a) Liens for taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with generally accepted accounting principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time, (b) mechanics’, materialmen’s, landlords’,

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warehousemen’s, garagemen’s and carriers’ Liens, and other like Liens imposed by law, securing obligations arising in the ordinary course of business, (c) motor vehicle accident liens and towing and storage liens and (d) any Lien created by the Indenture for the benefit of the Trustee on behalf of the Noteholders.

“Permitted Transferee” is defined in Section 10.02 of the Trust Agreement.

“Permitted Trust Investments” shall mean any of the following investments:

(a) Marketable securities issued by the U.S. Government and supported by the full faith and credit of the U.S. Treasury, either by statute or an opinion of the Attorney General of the United States;

(b) Directly or fully guaranteed obligations of the U.S. Treasury, the Government National Mortgage Association (GNMA) guaranteed mortgage-back securities, the consolidated debt obligations of the Federal Home Loan Banks, debt obligations of Federal Home Loan Mortgage Corp., and debt obligations of Federal National Mortgage Association;

(c) Certificates of deposit, time deposits, and bankers’ acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that, at the date of acquisition, such investment, and/or the commercial paper or other short term debt obligation of such bank or trust company has a short-term credit rating or ratings from Moody’s and/or Standard and Poor’s, each at least P-1 or A-1;

(d) Deposit accounts with any bank that are insured by the Federal Deposit Insurance Corporation and whose long-term obligations are rated A2 or better by Moody’s and/or A or better by Standard and Poor’s;

(e) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition is rated by Moody’s and/or Standard and Poor’s, provided each such credit rating is least P-1 and/or A-1;

(f) Money market mutual funds that are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and operated in accordance with Rule 2a-7 and that at the time of such investment are rated Aaa by Moody’s and/or AAAm by Standard and Poor’s, including such funds for which the Owner Trustee or an affiliate provides investment advice or other services;

(g) Tax-exempt variable rate commercial paper, tax-exempt adjustable rate option tender bonds, and other tax-exempt bonds or notes issued by municipalities in the United States, having a short-term rating of “MIG-1” or “VMIG-1” or a long term rating of “Aa” (Moody’s), or a short-term rating of “A-1” or a long term rating of “AA” (Standard and Poor’s);

(h) Repurchase obligations with a term of not more than thirty (30) days, 102% collateralized, for underlying securities of the types described in clauses (a) and (b) above, entered into with any bank or trust company or its respective affiliate meeting the requirements specified in clause (c) above; and

(i) Maturities on the above securities shall not exceed 365 days and all rating requirements and/or percentage restrictions are based on the time of purchase.

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“Person” shall mean any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.

“Physical Loan Delivery Deficiency” shall mean an amount equal to (i) the aggregate Loan Principal Balance of the Statistical Pool Loans as of the Initial Cut-Off Date less (ii) the aggregate Loan Principal Balance of physical Loan Notes in the Loan Pool held by the Custodian as of the Post-Closing Delivery Date.

“Post-Closing Delivery Date” shall have the meaning specified in Section 1(c) of the Custodian Agreement.

“Precompute Loan” shall mean any Loan reflected as such on the records of the Servicer or the applicable Subservicer.

“Principal Distribution Account” shall have the meaning specified in Section 8.02(a)(ii) of the Indenture.

“Proceeding” shall mean any suit in equity, action at law or other judicial or administrative proceeding.

“Purchase Price” shall have the meaning specified in Section 3.01(a) of the Loan Purchase Agreement.

“Purchased Assets” shall have the meaning specified in Section 2.01(a) of the Loan Purchase Agreement.

“QIB” shall mean a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agency” shall mean Standard and Poor’s and DBRS.

“Rating Agency Condition” shall mean, with respect to any action subject to such condition, (i) the notification in writing by each Rating Agency then rating any Outstanding Class of Notes (which notification may be in the form of e-mail, facsimile, press release, posting to its internet website or other such means then considered industry standard as determined by the applicable Rating Agency) that a proposed action will not result in a reduction or withdrawal by such Rating Agency of the then current rating of such Class, or (ii) if a Rating Agency then rating any Outstanding Class of Notes has informed the Issuer that such Rating Agency does not provide such written notifications for actions of the type being proposed, then as to such Rating Agency the Issuer shall deliver written (which may include e-mail) notice of the proposed action to such Rating Agency or Rating Agencies at least ten (10) Business Days prior to the effective date of such action (or such shorter notice period if specified in the Indenture with respect to any specific action, or if ten (10) Business Days prior notice is impractical, such advance notice as is practicable).

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“Reassigned Loan” shall have the meaning specified in Section 8.07(a)(v) of the Indenture.

“Reassignment Date” shall have the meaning specified in Section 2.10(b)(i) of the Sale and Servicing Agreement.

“Reassignment Price” shall mean, with respect to any Reassigned Loan, an amount equal to the greater of (a) the fair market value of such Reassigned Loan, which shall be determined as of the close of business on the day prior to the related Reassignment Date, or (b) the outstanding principal amount of such Reassigned Loan together with all accrued and unpaid interest thereon to, but excluding, the related Reassignment Date.

“Record Date” shall mean, with respect to any Payment Date, the last Business Day of the calendar month immediately preceding the calendar month during which such Payment Date occurs; provided, that the first Record Date shall be the Closing Date.

“Redemption Price” shall have the meaning specified in Section 8.08(a) of the Indenture.

“Regular Principal Payment Amount” shall mean, with respect to any Payment Date, an amount equal to the excess (if any) of (a) the Aggregate Note Principal Balance as of the end of the related Collection Period minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations on such Payment Date to the Principal Distribution Account pursuant to Sections 8.06(a)(v), (vii), (ix) and (xi) of the Indenture) over (b)(i) the Adjusted Loan Principal Balance as of the end of the related Collection Period minus (ii) the Required Over-collateralization Amount.

“Regulation S” shall mean Regulation S promulgated under the Securities Act.

“Regulation S Definitive Note” shall have the meaning specified in Section 2.05(b) of the Indenture.

“Regulation S Global Note” shall have the meaning specified in Section 2.05(b) of the Indenture.

“Reinvestment Criteria Event” shall mean, for any Loan Action Date, the existence of any of the following, as determined based on the Loan Principal Balance and other characteristics of each Loan in the applicable Loan Action Date Loan Pool as of the end of the Collection Period relating to such Loan Action Date:

(a) the aggregate Loan Action Date Loan Principal Balance of all Single State Originated Loans in the Loan Action Date Loan Pool for the three (3) States which have the highest concentrations of Single State Originated Loans in such Loan Action Date Loan Pool shall exceed 40.0% of the Loan Action Date Aggregate Principal Balance;

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(b) the Loan Action Date Loan Principal Balance of all Single State Originated Loans in the Loan Action Date Loan Pool for any single State shall exceed 15.0% of the Loan Action Date Aggregate Principal Balance;

(c) the Weighted Average Coupon for such Loan Action Date shall be less than 22.0%;

(d) the Weighted Average Loan Remaining Term for such Loan Action Date shall exceed 49 months;

(e) the Loan Action Date Loan Principal Balance of all Loans in the Loan Action Date Loan Pool that have received a payment deferment during the Collection Period immediately preceding such Loan Action Date shall exceed 10.0% of the Loan Action Date Aggregate Principal Balance;

(f) the Loan Action Date Loan Principal Balance of all Loans in the Loan Action Date Loan Pool that were not assigned a OneMain Credit Score at origination (and, therefore, have a default OneMain Credit Score of zero (0)) shall exceed 1.0% of the Loan Action Date Aggregate Principal Balance;

(g) the Loan Action Date Loan Principal Balance of all Loans in the Loan Action Date Loan Pool which were subject to an Adjustment of Terms during the Collection Period immediately preceding such Loan Action Date, shall exceed 12.5% of the Loan Action Date Aggregate Principal Balance;

(h) the sum of (i) the Loan Action Date Loan Principal Balance of all Loans in the Loan Action Date Loan Pool which were not assigned a OneMain Credit Score at origination (and, therefore, have a default OneMain Credit Score of zero (0)), plus (ii) the Loan Action Date Loan Principal Balance of all Loans in the Loan Action Date Loan Pool (other than any Loans already included in the calculation of clause (i) above) which were subject to an Adjustment of Terms during the Collection Period immediately preceding such Loan Action Date, plus (iii) the Loan Action Date Loan Principal Balance of all Loans in the Loan Action Date Loan Pool (other than any Loans already included in the calculations of clauses (i) and (ii) above), the Loan Obligors of which have a OneMain Credit Score within any “OneMain Credit Score Range” listed below, shall exceed the percentage of the Loan Action Date Aggregate Principal Balance set forth in the table below opposite such “OneMain Credit Score Range”;

OneMain Credit Score Range	Maximum % of Pool Balance

0 - 159	12.5%
0 - 179	15.0%
0 - 199	27.5%
0 - 219	57.5%
0 - 239	90.0%

or

(i) an Over-collateralization Event exists.

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“Renewal” shall mean with respect to any Loan in the Trust Estate, a transaction (which may be designated as either (1) a “renewal” or (2) a “refinance balance only” or “RBO”, in each case, under the Credit and Collection Policy) in which a Loan Obligor enters into a substitute or replacement agreement for a non-revolving personal loan with the applicable Seller which (a) replaces the original Loan Agreement in full and reduces the reported principal balance under the original loan number to zero (b) results in the existing loan balance, plus any additional advances or financed amounts being assigned a new loan number and (c) may also provide for the extension of additional advances or financed amounts in connection with such Renewal to such Loan Obligor.

“Renewal Loan” shall mean pursuant to any Renewal, the personal loan entered into between the applicable Seller and the Loan Obligor to refinance the related Terminated Loan, which shall include, for the avoidance of doubt, any and all rights to any Renewal Loan Advance.

“Renewal Loan Advance” means all right, title and interest of the applicable Seller in to and under any additional advances made by such Seller, if any, in connection with a Renewal and, to the extent such rights were not previously conveyed or are not proceeds of the Loan prior to such Renewal, all rights in to and under the replacement or substitute Loan Agreement entered into in connection with a Renewal.

“Renewal Loan Replacement” shall mean a Renewal effected on or prior to the last day of the Revolving Period in which (a) the applicable Renewal Loan (including the amount of the related Renewal Loan Advance) is sold by the applicable Seller to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor and transferred by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer and (b) the existing Loan Agreement with respect to the applicable Terminated Loan is terminated and replaced, on the day such Renewal is effected; provided, however, that if the Revolving Period is reinstated following the occurrence of an Early Amortization Event as contemplated in the definition of “Revolving Period,” the capacity to effect Renewal Loan Replacements shall be reinstated as well (subject to termination upon any subsequent expiration or termination of the Revolving Period).

“Repurchase Price” shall have the meaning specified in Section 6.01(b) of the Loan Purchase Agreement.

“Required Noteholders” shall mean, at any time, the Holders of Notes evidencing more than 50% of the Outstanding Notes.

“Required Over-collateralization Amount” shall mean $131,581,349.50.

“Required Reserve Account Amount” shall mean $13,158,013.50.

“Requirements of Law” shall mean, for any Person, (a) any certificate of incorporation, certificate of formation, articles of association, bylaws, limited liability company agreement, or other organizational or governing documents of that Person and (b) any law,

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treaty, statute, regulation, or rule, or any determination by a Governmental Authority or arbitrator, that is applicable to or binding on that Person or to which that Person is subject. This term includes usury laws, the Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System.

“Reserve Account” shall have the meaning specified in Section 8.02(a)(iii) of the Indenture.

“Reserve Account Draw Amount” shall mean with respect to any Payment Date, the amount on deposit in the Reserve Account as of the Monthly Determination Date with respect to such Payment Date.

“Responsible Officer” shall mean, with respect to the Indenture Trustee, the Depositor Loan Trustee, the Issuer Loan Trustee or the Owner Trustee, any officer within the Corporate Trust Office of such Person, as applicable, as the case may be, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of such Person, as applicable, customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Indenture and the other Transaction Documents on behalf of such Person, as applicable.

“Revolving Credit Agreement” shall mean the Revolving Credit Agreement, dated as of the Closing Date, between OneMain Financial Holdings, Inc., a Delaware corporation, and the Depositor, as amended, restated, supplemented or otherwise modified from time to time.

“Revolving Loan” shall mean any personal loan which (a) is reflected as a “revolving loan” on the records of the Servicer or the applicable Subservicer and (b) arises under a loan account pursuant to which the loan obligor may request future advances or draws pursuant to the applicable loan agreement; provided, that, upon the irrevocable termination or expiration of the ability of the related loan obligor to request additional advances or draws under such loan, such loan shall no longer be a “Revolving Loan”.

“Revolving Period” shall mean the period beginning at the close of business on the Closing Date and ending on the close of business on the earlier of (a) the Revolving Period Termination Date and (b) the Business Day immediately preceding the day on which an Early Amortization Event or an Event of Default is deemed to have occurred; provided, that the Revolving Period shall be reinstated upon the occurrence of either of the following: (x)(i) the Revolving Period terminated due to the occurrence of an Early Amortization Event under Section 5.01(a) of the Indenture, and such Early Amortization Event shall have been cured as of three (3) consecutive Loan Action Dates and (ii) no other event that would have caused the Revolving Period to terminate shall have occurred on or prior to, and be continuing as of, such reinstatement; or (y)(i) the Revolving Period terminated due to the occurrence of an Early Amortization Event under Section 5.01(b) of the Indenture, and there subsequently occurs a Loan Action Date with respect to which no Reinvestment Criteria Event exists and (ii) no other event that would have caused the Revolving Period to terminate shall have occurred on or prior to, and be continuing as of, such reinstatement; provided, further that, in the event that the

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Revolving Period is reinstated on any Loan Action Date, such reinstatement shall be given effect for purposes of determining any distributions and allocations to occur on the Payment Date following such Loan Action Date pursuant to Section 8.06 and Section 8.07 of the Indenture. For purposes of this definition, “cured” shall mean that the circumstances that would constitute an Early Amortization Event do not exist.

“Revolving Period Termination Date” shall mean the close of business on June 30, 2016.

“Rule 144A” shall mean Rule 144A promulgated under the Securities Act.

“Rule 144A Definitive Note” shall have the meaning specified in Section 2.05(b) of the Indenture.

“Rule 144A Global Note” shall have the meaning specified in Section 2.05(b) of the Indenture.

“Rule 15Ga-1 Information” shall have the meaning specified in Section 6.14(c) of the Indenture.

“Sale and Servicing Agreement” shall mean the Sale and Servicing Agreement, dated as of the Closing Date, among the Depositor, the Depositor Loan Trustee, the Servicer, the Subservicers party thereto, the Issuer, and the Issuer Loan Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“SEC” shall mean the United States Securities and Exchange Commission.

“Second Priority Principal Payment” shall mean, with respect to any Payment Date, (a) at any time prior to the occurrence of an Event of Default described in any of clauses (a), (b), (c), (d), (e), (f), (i) or (k) of the definition of Event of Default, an amount equal to the excess (if any) of (i) the sum of (A) the Class A Note Balance as of the end of the related Collection Period plus (B) the Class B Note Balance as of the end of the related Collection Period minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Section 8.06(a)(v) of the Indenture) over (ii) the Adjusted Loan Principal Balance as of the end of the related Collection Period and (b) at any time from and after the occurrence of an Event of Default described in any of clauses (a), (b), (c), (d), (e), (f), (i) or (k) of the definition of Event of Default or on or after the Stated Maturity Date in respect of the Class B Notes, the sum of the Class A Note Balance and the Class B Note Balance minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Section 8.06(a)(v) of the Indenture).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” or “Sellers” shall mean the Persons identified in Schedule I to the Loan Purchase Agreement, and any Affiliate of OneMain Financial which becomes party to the Loan Purchase Agreement as a “Seller” after the Closing Date.

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“Servicer” shall mean (a) initially OneMain Financial, in its capacity as Servicer pursuant to the Sale and Servicing Agreement and any Person that becomes the successor thereto pursuant to Section 6.02 of the Sale and Servicing Agreement or any assignee thereof pursuant to Section 6.05 of the Sale and Servicing Agreement, and (b) after any Servicing Transfer Date, the Successor Servicer.

“Servicer Default” shall have the meaning specified in Section 8.01 of the Sale and Servicing Agreement.

“Servicing Fee” shall have the meaning specified in Section 3.02 of the Sale and Servicing Agreement.

“Servicing Officer” shall mean any officer of the Servicer or an attorney in fact of the Servicer who in either case is involved in, or responsible for, the administration and servicing of the Loans and whose name appears on a list of servicing officers furnished to the Owner Trustee and the Indenture Trustee by the Servicer, as such list may from time to time be amended.

“Servicing Transfer” shall have the meaning specified in Section 8.01 of the Sale and Servicing Agreement.

“Servicing Transfer Date” shall mean the date on which a Successor Servicer has assumed all of the duties and obligations of the Servicer under the Sale and Servicing Agreement (other than in the case of the Back-up Servicer, any such duty or obligation that it is not required to assume under the terms of the Back-up Servicing Agreement) after the resignation or termination of the Servicer.

“Servicing Transition Costs” shall have the meaning specified in the Back-up Servicing Agreement.

“Servicing Transition Period” shall have the meaning specified in the Back-up Servicing Agreement.

“Single State Originated Loans” means with respect to any State and for any Loan Action Date, all of the Loans in the Loan Action Date Loan Pool with respect to such Loan Action Date that were originated by any branch within such State.

“Sold Assets” shall have the meaning specified in Section 2.01(a) of the Sale and Servicing Agreement.

“Specified Seller Loans” shall mean, with respect to any Seller, the excess of (i) all Loans in the aggregate that were purchased by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor from such Seller pursuant to the Loan Purchase Agreement minus (ii) all Loans identified in clause (i) which were required to be reassigned to such Seller pursuant to Section 6.01 of the Loan Purchase Agreement.

“Standard & Poor’s” shall mean Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business, and its successors.

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“State” shall mean any of the fifty (50) states in the United States of America or the District of Columbia.

“Stated Maturity Date” shall mean, with respect to each Class of Notes, September 18, 2024.

“Statistical Pool Loans” shall have the meaning specified under the heading “Summary Information—Statistical Cut-Off Date” in the Private Placement Memorandum, dated as of July 23, 2014, relating to the Notes.

“Subservicer” shall mean (a) prior to any Servicing Transfer Date, each subservicer identified in Schedule I of the Sale and Servicing Agreement, in its capacity as a Subservicer pursuant to the Sale and Servicing Agreement, any person that becomes an Additional Subservicer pursuant to Section 10.18 of the Sale and Servicing Agreement and any Person that becomes the successor thereto under Section 6.02 of the Sale and Servicing Agreement as a “Subservicer” after the Closing Date and any assignee thereof pursuant to Section 6.05 of the Sale and Servicing Agreement, and (b) after any Servicing Transfer Date, any subservicers appointed by the Successor Servicer, which may include some or all of the subservicers referred to in the foregoing clause (a).

“Successor Servicer” shall mean the successor servicer appointed in accordance with Section 8.02 of the Sale and Servicing Agreement.

“Tax Opinion” shall mean, with respect to any action, an Opinion of Counsel to the effect that, for U.S. federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of any Note of any Outstanding Class with respect to which an Opinion of Counsel was delivered at the time of its original issuance as to the characterization of such Note as debt for U.S. federal income tax purposes (it being understood that any such Opinion of Counsel shall not be required to provide any greater level of assurance regarding the tax characterization of any Class of Notes than was provided in the original Opinion of Counsel with respect to such Class), (b) such action will not cause or constitute an event in which gain or loss would be recognized by the Holder of any Class of Notes with respect to which an Opinion of Counsel was delivered at the time of original issuance to the effect that such Notes would be characterized as debt for U.S. federal income tax purposes (it being understood that no such Opinion of Counsel shall be required with respect to Notes as to which no Opinion of Counsel for U.S. federal income tax purposes was delivered), and (c) such action will not cause the Issuer to be deemed to be an association or publicly traded partnership taxable as a corporation.

“Temporary Regulation S Global Note” shall have the meaning specified in Section 2.05(b) of the Indenture.

“Terminated Loan” shall mean the Loan that is refinanced and written down to zero in connection with a Renewal in respect of such Loan.

“Terminated Loan Price” shall mean, with respect to any Loan that becomes a Terminated Loan, the excess of (a) all amounts owing on such Loan (including all amounts of principal, interest and fees on the day that such Loan becomes a Terminated Loan), minus (b) all amounts received from the proceeds of the Renewal Loan that are applied by the Servicer or

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applicable Subservicer in accordance with the Credit and Collection Policy to satisfy any amounts of interest and fees owing on such Loan, minus (c) all amounts of insurance refunds applied by the Servicer or applicable Subservicer in accordance with the Credit and Collection Policy to satisfy any portion of principal owing on the Loan, in each case (with respect to clauses (b) and (c)) that are also applied in connection with such Terminated Loan as Collections by such Servicer or applicable Subservicer under the Transaction Documents on the day such Loan becomes a Terminated Loan.

“Termination Notice” shall have the meaning specified in Section 8.01 of the Sale and Servicing Agreement.

“Third Priority Principal Payment” shall mean, with respect to any Payment Date, (a) at any time prior to the occurrence of an Event of Default described in any of clauses (a), (b), (c), (d), (e), (f), (i) or (k) of the definition of Event of Default, an amount equal to the excess (if any) of (i) the sum of (A) the Class A Note Balance as of the end of the related Collection Period plus (B) the Class B Note Balance as of the end of the related Collection Period plus (C) the Class C Note Balance as of the end of the related Collection Period minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Section 8.06(a)(v) and (vii) of the Indenture) over (ii) the Adjusted Loan Principal Balance as of the end of the related Collection Period and (b) at any time from and after the occurrence of an Event of Default described in any of clauses (a), (b), (c), (d), (e), (f), (i) or (k) of the definition of Event of Default or on or after the Stated Maturity Date in respect of the Class C Notes, the sum of the Class A Note Balance, the Class B Note Balance and the Class C Note Balance minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Section 8.06(a)(v) and (vii) of the Indenture).

“Titled Asset” shall mean a motor vehicle for which, under applicable State law, a certificate of title is issued and any security interest therein is required to be perfected by notation on such certificate of title.

“Transaction Documents” shall mean the Certificate of Trust, the Trust Agreement, the Custodian Agreement, the Depositor Loan Trust Agreement, the Issuer Loan Trust Agreement, the Note Purchase Agreement, the Loan Purchase Agreement, the Revolving Credit Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Back-up Servicing Agreement, the Performance Support Agreement, each Accession Agreement, if any, and such other documents and certificates delivered in connection with the foregoing.

“Trust” shall mean the Trust established by the Trust Agreement.

“Trust Account” shall mean the account established by the Owner Trustee on behalf of the Trust pursuant to Section 4.04 of the Trust Agreement.

“Trust Agreement” shall mean the Amended and Restated Trust Agreement relating to the Issuer, dated as of the Closing Date, between the Depositor and the Owner Trustee.

Sch. II - 31

“Trust Certificate” shall have the meaning specified in Section 10.01 of the Trust Agreement.

“Trust Company” shall mean Wilmington Trust, National Association or any successor thereto that is acting as Owner Trustee.

“Trust Estate” shall have the meaning specified in the Granting Clause of the Indenture.

“UCC” shall mean the Uniform Commercial Code of the applicable jurisdiction.

“United States Bankruptcy Code” shall mean Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., as amended.

“Unsecured Loan” shall mean a Loan that is, as of the date of the origination thereof, not secured.

“Weighted Average Coupon” shall mean, with respect to any Loan Action Date, the weighted average coupon (based on the coupon or, in the case of discount Loans, the effective coupon based on the discount rate set forth in the applicable Loan Agreements) of all Loans in the Loan Action Date Loan Pool for such Loan Action Date, determined based upon the Loan Principal Balance and coupon of such Loans as of the last day of the Collection Period relating to such Loan Action Date.

“Weighted Average Loan Remaining Term” shall mean, with respect to any Loan Action Date, the weighted average remaining term to maturity (as set forth in the applicable Loan Agreements) of all Loans in the Loan Action Date Loan Pool for such Loan Action Date, determined based upon the Loan Principal Balance and remaining term to maturity of such Loans as of the last day of the Collection Period immediately preceding such Loan Action Date.

Sch. II - 32

Part B – Rules of Construction

(a) All terms defined in this Appendix or any Transaction Document shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto unless otherwise defined therein.

(b) As used in this Appendix or any Transaction Document, accounting terms that are not defined herein or therein, and accounting terms partly defined herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or any Transaction Document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or such Transaction Document will control.

(c) Any reference in this Appendix or any Transaction Document to “the Rating Agency” shall only apply to any specific rating agency if such rating agency is then rating the Notes at the request of the Issuer or Depositor and otherwise such references shall have no force or effect; provided, that, in the event that the Depositor, the Issuer or any representative thereof requested that such rating agency cease rating the Notes, such references shall continue in full force and effect. Any reference in this Appendix or any Transaction Document to a specified rating level from any rating agency shall mean at least such specified rating and any rating level higher than the rating level specified shall also be deemed to satisfy the referenced rating requirement.

(d) With respect to any Payment Date, the “related Collection Period” and the “related Monthly Determination Date,” will mean the Collection Period and Monthly Determination Date, respectively, immediately preceding such Payment Date, and the relationships among Collection Periods and Monthly Determination Dates will be correlative to the foregoing relationships.

(e) Each defined term used in this Appendix or any Transaction Document has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or any Transaction Document has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

(f) Unless otherwise specified, references in this Appendix or any Transaction Document to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

(g) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Appendix or any Transaction Document shall refer to this Appendix or such Transaction Document as a whole and not to any particular provision or subdivision of this Appendix or such Transaction Document; references to any subsection, Section, Schedule or Exhibit contained in this Appendix or any Transaction Document are references to subsections, Sections, Schedules and Exhibits in or to this Appendix or such Transaction Document unless otherwise specified; and the term “including” shall mean “including without limitation.” The word “or” when used in this Appendix or any Transaction Document is not exclusive. Whenever the term “including” (whether or not followed by the phrase “but not limited to” or “without

Sch. II - 33

limitation” or words of similar effect) is used in this Appendix or any Transaction Document in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

(h) Terms used in this Appendix or any Transaction Document herein that are defined in the NYUCC and not otherwise defined shall have the meanings set forth in the NYUCC unless the context requires otherwise.

(i) Any reference in this Appendix or any Transaction Document to the “Appendix,” this “Appendix,” the “Agreement,” this “Agreement” or words of like import shall be a reference to this Appendix or such Transaction Document as it may be amended, supplemented or modified from time to time. Any definition of or reference to any agreement, instrument or other document in this Appendix or any Transaction Document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in any Transaction Document).

(j) Any reference in this Appendix or any Transaction Document to a “beneficial interest” in a security also shall mean a security entitlement with respect to such security, and any reference herein to a “beneficial owner” or “beneficial holder” of a security also shall mean the holder of a security entitlement with respect to such security.

(k) Any reference in this Appendix or any Transaction Document to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Sch. II - 34

Schedule III

Perfection Representations, Warranties and Covenants

In addition to the representations, warranties and covenants contained in this Sale and Servicing Agreement, the Depositor, and with respect to paragraph 5(a), the Depositor Loan Trustee, hereby represents, warrants, and covenants to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer, respectively, as follows on the Closing Date:

1. This Sale and Servicing Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Loans in favor of the Issuer and the Issuer Loan Trustee for the benefit of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Depositor.

2. The Loans constitute “tangible chattel paper,” “electronic chattel paper,” “accounts,” “instruments” or “general intangibles” within the meaning of the UCC.

3. The Depositor together with the Depositor Loan Trustee owns and has good and marketable title to the Loans free and clear of any Lien, claim or encumbrance of any Person.

4. The Depositor has caused, within ten (10) days after the effective date of this Sale and Servicing Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of and the security interest in the Loans, and if any additional such filing is necessary in connection with any Additional Loans, the Depositor will cause such filings to be made within ten (10) days of the applicable Addition Date. All financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Purchaser”.

5. (a) Other than the security interest granted and the conveyance to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer pursuant to this Sale and Servicing Agreement, neither the Depositor nor the Depositor Loan Trustee for the benefit of the Depositor has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Sold Assets; and

(b) The Depositor has not authorized the filing of, and is not aware of, any financing statements against the Depositor or the Depositor Loan Trustee that include a description of collateral covering the Loans other than any financing statement (i) relating to the conveyance of the Loans by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer under this Sale and Servicing Agreement, (ii) relating to the security interest granted to the Indenture Trustee under the Indenture or (iii) that has been terminted. The Depositor Loan Trustee for the benefit of the Depositor has not authorized the filing of, and is not aware of, any financing statements against the Depositor or the Depositor Loan Trustee that include a description of collateral covering the Loans other than any financing statement (i) relating to the conveyance of the Loans by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer under this Sale and Servicing Agreement, (ii) relating to the security interest granted to the Indenture Trustee under the Indenture or (iii) that has been terminated.

Sch. III - 1

6. The Depositor is not aware of any material judgment, ERISA or tax lien filings against the Depositor.

7. On or prior to the conveyance of any Loan by the Depositor and the Depositor Loan Trustee to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer, the Seller of such Loan has in its possession (or the Custodian has in its possession) (i) all original copies of the instruments and chattel paper that constitute or evidence the Loans sold by the Seller to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor and (ii) to the extent any such single “authoritative copy” exists, a single “authoritative copy” (as such term is used in Section 9.105 of the UCC) of any electronic chattel paper that constitute or evidence the Loans sold by the Seller to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor. None of the instruments, electronic chattel paper or tangible chattel paper that constitute or evidence the Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Depositor, the Depositor Loan Trustee for the benefit of the Depositor, the Issuer, the Issuer Loan Trustee for the benefit of the Issuer or the Indenture Trustee. Other than to the Custodian, neither the Depositor nor any other Person has communicated an “authoritative copy” (as such term is used in Section 9-105 of the UCC) of any Loan Agreement that constitutes or evidences such Loan to any Person other than the Servicer or a Subservicer pursuant to the Sale and Servicing Agreement.

8. With respect to each Loan Agreement that constitutes electronic chattel paper, all of the following are true:

(i) Only one authoritative copy of such Loan Agreement that constitutes or evidences the Loans exists. Such authoritative copy (a) is unique, identifiable, and, except as otherwise provided in paragraphs (iii) and (iv) below, unalterable, and (b) has been communicated to and is maintained by the Servicer in its capacity as custodian pursuant to the terms of this Sale and Servicing Agreement.

(ii) The authoritative copy identifies only the Indenture Trustee as the assignee of the Depositor and the Depositor Loan Trustee.

(iii) Each copy of the authoritative copy and any copy of a copy are readily identifiable as copies that are not the authoritative copy.

(iv) With respect to such Loan Agreement, the record or records comprising the electronic chattel paper are created, stored, and assigned in a manner such that (a) all copies or revisions that add or change an identified assignee of the authoritative copy of such Loan Agreement that constitutes or evidences the Loans must be made with the participation of the Indenture Trustee, and (b) all revisions of the authoritative copy of such Loan Agreement that constitute or evidence the Loans must be readily identifiable as an authorized or unauthorized revision.

Sch. III - 2

(v) Neither the Depositor nor any other Person has communicated an “authoritative copy” (as such term is used in Section 9-105 of the UCC) of such Loan Agreement that constitutes or evidences the Loan to any Person other than the Servicer pursuant to the terms of this Sale and Servicing Agreement.

(vi) Either (a) the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer (in its capacity as custodian) is holding the authoritative copy of such Loan Agreement solely on behalf and for the benefit of the Indenture Trustee, as pledgee of the Issuer, or (b) the Indenture Trustee received a written acknowledgment from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee, as pledgee of the Issuer.

9. Notwithstanding any other provision of this Sale and Servicing Agreement or any other Transaction Document, the perfection representations, warranties and covenants contained in this Schedule III shall be continuing, and remain in full force and effect until such time as all obligations under this Sale and Servicing Agreement have been finally and fully paid and performed.

10. The parties to this Sale and Servicing Agreement shall provide each Rating Agency with prompt written notice of any material breach of the perfection representations, warranties and covenants contained in this Schedule III, and shall not, without satisfying the Rating Agency Condition, waive a breach of any of such perfection representations, warranties or covenants.

11. Each of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor covenant that, in order to evidence the interests of the Issuer and the Issuer Loan Trustee for the benefit of the Issuer under this the Sale and Servicing Agreement, each of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Issuer) to maintain and perfect, as a first-priority interest, the Issuer’s and the Issuer Loan Trustee for the benefit of the Issuer’s security interest in the Loans. The Depositor shall, from time to time and within the time limits established by law, prepare and file all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Depositor’s and the Depositor Loan Trustee for the benefit of the Depositor’s security interest in the Loans as a first-priority interest.

Sch. III - 3

Exhibit A-1

Form of Initial Loan Assignment

This INITIAL LOAN ASSIGNMENT (this “Agreement”), dated July 30, 2014, is by OneMain Financial Funding II, LLC, a Delaware limited liability company on behalf of itself and Wells Fargo Bank, N.A., a national banking association, not in its individual capacity but solely as loan trustee (in such capacity, the “Depositor Loan Trustee,” and together with the Depositor, the “Assignors”), in favor of OneMain Financial Issuance Trust 2014-2, a Delaware statutory trust on behalf of itself and Wells Fargo Bank, N.A., a national banking association, not in its individual capacity but solely as loan trustee (in such capacity, the “Issuer Loan Trustee,” and together with the Issuer, the “Assignees”). Capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Sale and Servicing Agreement, dated as of July 30, 2014 (the “Sale and Servicing Agreement”) among the Assignors, the Assignees, OneMain Financial, Inc., as Servicer, and the Subservicers party thereto.

For and in consideration of the sum of [            ] ($[        ]) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Assignors hereby agrees as follows:

In accordance with the terms and conditions of the Sale and Servicing Agreement, the Assignors hereby confirms the sale, transfer, conveyance and assignment to the Assignees all of the right, title and interest of the Assignors, as Purchaser, in, to and under the Loans identified on Schedule A (the “Initial Assigned Loans”) and the other Sold Assets related thereto. The CutOff Date for the Initial Assigned Loans (other than Renewal Loans in connection with Renewal Loan Replacements) is [            ].

The Assignors specifically reserve and do not confirm the assignment to the Assignees hereunder any of its right, title or interest in, to and under and all obligations of the Assignor with respect to any loans which are not the initial Loans set forth on Schedule A and are not the subject of this Agreement.

Schedule A hereto includes the information with respect to the initial Loans required to be included in the Loan Schedule to be delivered under the Sale and Servicing Agreement on the Closing Date.

IN WITNESS WHEREOF, the parties have caused this Initial Loan Assignment to be executed by their duly authorized officers as of the date first above written.

ASSIGNOR:

ONEMAIN FINANCIAL FUNDING II, LLC,

By:
Its:

ASSIGNEE:

ONEMAIN FINANCIAL ISSUANCE TRUST 2014-2,
as Issuer

By:	WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual
capacity but solely as owner trustee

By:
Name:
Title:

Schedule A

Loan Schedule

Exhibit A-2

Form Of Additional Loan Assignment

This ADDITIONAL LOAN ASSIGNMENT (this “Agreement”), dated as of [the applicable Addition Date] (the “Addition Date”), is by OneMain Financial Funding II, LLC, a Delaware limited liability company on behalf of itself and Wells Fargo Bank, N.A., a national banking association, not in its individual capacity but solely as loan trustee (in such capacity, the “Depositor Loan Trustee,” and together with the Depositor, the “Assignors”), in favor of OneMain Financial Issuance Trust 2014-2, a Delaware statutory trust on behalf of itself and Wells Fargo Bank, N.A., a national banking association, not in its individual capacity but solely as loan trustee (in such capacity, the “Issuer Loan Trustee,” and together with the Issuer, the “Assignees”). Capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Sale and Servicing Agreement, dated as of July 30, 2014 (the “Sale and Servicing Agreement”) among the Assignors, the Assignees, ONEMAIN FINANCIAL, INC., as Servicer, and the Subservicers party thereto.

For and in consideration of the sum of [            ] ($[        ]) and other valuable consideration, which is payable on the following Payment Date, each of the Assignors hereby agrees as follows:

In accordance with the terms and conditions of the Sale and Servicing Agreement, the Assignors hereby confirms the sale, transfer, conveyance and assignment to the Assignees all of the right, title and interest of the Assignors, as Purchasers, in, to and under the Additional Loans identified on Schedule A (the “Assigned Additional Loans”) and the other Sold Assets related thereto. The Cut-Off Date for the Assigned Additional Loans (other than Renewal Loans in connection with Renewal Loan Replacements) is [            ].

The Assignors specifically reserve and do not confirm the assignment to the Assignees hereunder any of its right, title or interest in, to and under and all obligations of the Assignors with respect to any loans which are not the Additional Loans set forth on Schedule A and are not the subject of this Agreement.

Schedule A hereto includes the information required to be included in the Loan Schedule with respect to the Assigned Additional Loans and the Loan Schedule is hereby supplemented to include the Assigned Additional Loans and other information included in Schedule A.

The Owner Trustee is executing this Agreement not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer and, accordingly, the Owner Trustee shall incur no personal liability in connection herewith or the transitions contemplated hereby.

A-2 - 1

IN WITNESS WHEREOF, the parties have caused this Additional Loan Assignment to be executed by their duly authorized officers as of the date first above written.

ASSIGNOR:

ONEMAIN FINANCIAL FUNDING II, LLC,

By:
Its:

ASSIGNEE:

ONEMAIN FINANCIAL ISSUANCE TRUST 2014-2,
as Issuer

By:	ONEMAIN FINANCIAL FUNDING II, LLC,
as Depositor

By:
Its:

By:
Name:
Title:

A-2 - 2

SCHEDULE A

LOAN SCHEDULE

A-2 - 3

EXHIBIT B

FORM OF ANNUAL COMPLIANCE CERTIFICATE

The undersigned, the duly [OFFICER TITLE] of ONEMAIN FINANCIAL, INC. (“OneMain Financial”), does hereby certify that:

(1) OneMain Financial is, as of the date hereof, the Servicer under that certain Sale and Servicing Agreement dated as of July 30, 2014 (as amended and supplemented, or otherwise modified and in effect from time to time, the “Sale and Servicing Agreement”), by and among OneMain Financial Funding II, LLC, as Depositor, Wells Fargo Bank, N.A., not in its individual capacity, but solely as loan trustee for the benefit of the Depositor, OneMain Financial, as Servicer, the Subservicers party thereto, OneMain Financial Issuance Trust 2014-2, as the Issuer and Wells Fargo Bank, N.A., not in its individual capacity, but solely as loan trustee for the benefit of the Issuer.

(2) The undersigned is a Servicing Officer and is duly authorized pursuant to the Sale and Servicing Agreement to execute and deliver this Officer’s Certificate to the Issuer, each Rating Agency and the Indenture Trustee.

(3) A review of the activities of the Servicer during the fiscal year ended March 31,         , and of its performance under the Sale and Servicing Agreement was conducted under my supervision.

(4) Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects all of its obligations under the Sale and Servicing Agreement and other Transaction Documents throughout such year and no Servicer Default has occurred and is continuing, except as set forth in paragraph 5 below.

(5) The following is a description of each Servicer Default known to me to have occurred and be continuing as of the date of this Officer’s Certificate made by the Servicer during the fiscal year ended March 31,         , which sets forth in detail the (a) nature of each such Servicer Default, (b) the action taken by the Servicer, if any, to remedy each such Servicer Default and (c) the current status of each such Servicer Default: (If applicable, insert “None.”)

Capitalized terms used but not defined herein are used as defined in the Sale and Servicing Agreement.

B-1

IN WITNESS WHEREOF, each of the undersigned has duly executed this Officer’s Certificate this      day of             .1

By:
Name:
Title:

[1]	Required to be delivered on or before June 30 of each calendar year, beginning with June 30, 2015 pursuant to Section 3.07 of the Sale and Servicing Agreement.

B-2

EXHIBIT C

FORM OF LOAN REASSIGNMENT

This LOAN REASSIGNMENT (this “Agreement”), dated a [date of applicable Document Delivery Date], by OneMain Financial Issuance Trust 2014-2, a Delaware statutory trust (the “Assignor”) in favor of OneMain Financial Funding II, LLC, a Delaware limited liability company (the “Assignee”). Capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Sale and Servicing Agreement, dated as of July 30, 2014 (the “Sale and Servicing Agreement”) among the Assignors, the Assignees, OneMain Financial, Inc., as Servicer, and the Subservicers party thereto.

For and in consideration of the sum of [            ] ($[        ]) and other valuable consideration, each of the Assignors hereby agrees as follows:

In accordance with the terms and conditions of the Sale and Servicing Agreement, the Assignors hereby grant, transfer and assign to the Assignees all of the right, title and interest of the Assignors in, to and under (i) the Loans identified on Schedule A (the “Reassigned Loans”), (ii) the Purchased Assets related thereto, (iii) the right to receive all Collections with respect to the Purchased Assets after the date hereof, and (iv) all proceeds thereof.

The Assignees hereby accept such assignment and shall deliver to or at the direction of the Assignors the consideration identified in the preceding paragraph.

Notwithstanding anything to the contrary herein, in no event shall any Loans or related Purchased Assets be transferred from the Assignors to the Assignees pursuant to this Agreement unless such Loans and related Purchased Assets have been released from the Lien of the Indenture in accordance with the terms thereof.

The Assignors specifically reserve and do not assign to the Assignees hereunder any of its right, title or interest in, to and under and all obligations of the Assignors with respect to any Loans which are not the Reassigned Loans set forth on Schedule A and are not the subject of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Loan Reassignment to be executed by their duly authorized officers as of the date first above written.

ASSIGNOR:

ONEMAIN FINANCIAL ISSUANCE TRUST 2014-2

By:	ONEMAIN FINANCIAL FUNDING II, LLC,
as Depositor

By:
Its:

SCHEDULE A

LOAN SCHEDULE

EXHIBIT D

FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT dated as of [                    ] (this “Agreement”) is by and among             , a              (the “Company”), OneMain Financial Funding II, LLC (the “Depositor”), Wells Fargo Bank, N.A., not in its individual capacity but solely as loan trustee for the benefit of the Depositor (in such capacity, the “Depositor Loan Trustee”).

Reference is made to the Sale and Servicing Agreement, dated as of July 30, 2014 (as amended, restated, modified or supplemented from time to time, the “Sale and Servicing Agreement”), among the Depositor, the Depositor Loan Trustee, OneMain Financial, Inc., as Servicer (the “Servicer”), the Subservicers party thereto, OneMain Financial Issuance Trust 2014-2 and Wells Fargo Bank, N.A., not in its individual capacity, but solely as loan trustee for the benefit of the Issuer). Capitalized terms used herein without definition shall have the meanings given to them in the Sale and Servicing Agreement.

Pursuant to Section 10.18 of the Sale and Servicing Agreement, an Affiliate of OneMain Financial, Inc. may be added as a party to the Sale and Servicing Agreement as a Subservicer upon satisfaction of the conditions set forth in the Sale and Servicing Agreement, including the delivery to the Indenture Trustee of a fully executed copy of this Agreement.

In connection therewith:

1. The Company hereby joins in and agrees to be bound by and to comply with each and every provision of the Sale and Servicing Agreement as a Subservicer thereunder.

2. The Company hereby represents and warrants that each representation and warranty contained in Section 3.03 of the Sale and Servicing Agreement is true and correct with respect to the Company as of the date of this Agreement, as if such representations and warranties were set forth at length herein.

3. This Accession Agreement shall be a Transaction Document, shall be binding upon and enforceable against the Company and its successors and assigns, and shall inure to the benefit of and be enforceable by the Depositor and its assigns.

[Signature Pages Follow]

D-1

IN WITNESS WHEREOF, each party hereto has caused this Accession Agreement to be executed by its duly authorized officer as of the date first above written.

[NAME OF COMPANY]

By:
Name:
Title:

ONEMAIN FINANCIAL FUNDING II, LLC, as
Depositor

By:
Name:
Title:

WELLS FARGO BANK, N.A., not in its
individual capacity but solely as Depositor Loan Trustee

By:
Name:
Title:

D-2

EXHIBIT E

CONDITIONS TO ACCESSION

The Depositor and the Depositor Loan Trustee for the benefit of the Depositor shall have received each of the following in form and substance satisfactory to the Depositor, the Depositor Loan Trustee and any assignee thereof:

(i) a fully-executed copy of an Accession Agreement with respect to the Additional Subservicer;

(ii) a certificate of the Secretary or Assistant Secretary of the Additional Subservicer, dated the date of the proposed Accession, certifying (a) the names and true signatures of the incumbent officers of the Additional Subservicer authorized to sign on behalf of the Additional Subservicer this Agreement Agreements and all other documents to be executed by the Additional Subservicer hereunder or in connection herewith, (b) that the copy of the certificate of formation or articles of incorporation of the Additional Subservicer, as applicable, is a complete and correct copy and that such certificate of formation or articles of incorporation have not been amended, modified or supplemented and are in full force and effect, (c) that the copy of the limited liability company agreement or by-laws, as applicable, of the Additional Subservicer are a complete and correct copy, and that such limited liability company agreement or by-laws have not been amended, modified or supplemented and are in full force and effect, and (d) the resolutions of the board of directors or board of managers of the Additional Subservicer approving and authorizing the execution, delivery and performance by the Additional Subservicer of this Agreement and all other documents to be executed by the Additional Subservicer hereunder or in connection herewith;

(iii) a good standing certificate for the Additional Subservicer, dated as of a recent date, issued by the Secretary of State of the Additional Subservicer’s State of formation or incorporation, as applicable;

(iv) an Opinion of Counsel from counsel to the Additional Subservicer with respect to corporate matters;

(v) an Opinion of Counsel from counsel to the Additional Subservicer with respect to the true sale of Loans sold by the Additional Subservicer and the non consolidation of the Additional Subservicer with the Depositor; and

(vi) an Officer’s Certificate stating that all conditions precedent to the effectiveness of such Accession are satisfied.

E-1

EXHIBIT F

RULE 15GA-1 INFORMATION

Reporting Period:

☐	Check here if nothing to report.

Asset Class	Shelf	Series Name	CIK	Originator	Loan No.	Servicer Loan No.	Outstanding Principal Balance	Repurchasing Type	Indicate Repurchase Activity During the Reporting Period by Checkmark or by Date Reference (as Applicable)
									Subject to Demand	Repurchased or Replaced	Repurchase Pending	Demand in Dispute	Demand Withdrawn	Demand Rejected

TERMS AND DEFINITIONS

NOTE: Any date included on this report is subject to the descriptions below. Dates referenced on this report for this Transaction where the Servicer is not the Repurchase Enforcer (as defined below), availability of such information may be dependent upon information received from other parties.

References to “Repurchaser” shall mean the party obligated under the Transaction Documents to repurchase a Loan. References to “Repurchase Enforcer” shall mean the party obligated under the Transaction Documents to enforce the obligations of any Repurchaser.

Outstanding Principal Balance: For purposes of this report, the Outstanding Principal Balance of a Loan in this Transaction equals the remaining outstanding principal balance of the Loan reflected on the distribution or payment reports at the end of the related reporting period, or if the Loan has been liquidated prior to the end of the related reporting period, the final outstanding principal balance of the Loan reflected on the distribution or payment reports prior to liquidation.

Subject to Demand: The date when a demand for repurchase is identified and coded by the Servicer or Indenture Trustee as a repurchase related request.

Repurchased or Replaced: The date when a Loan is repurchased or replaced. To the extent such date is unavailable, the date upon which the Servicer or Indenture Trustee obtained actual knowledge a Loan has been repurchased or replaced.

Repurchase Pending: A Loan is identified as “Repurchase Pending” when a demand notice is sent by the Indenture Trustee, as Repurchase Enforcer, to the Repurchaser. A Loan remains in this category until (i) a Loan has been Repurchased, (ii) a request is determined to be a “Demand in Dispute,” (iii) a request is determined to be a “Demand Withdrawn,” or (iv) a request is determined to be a “Demand Rejected.”

With respect to the Servicer only, a Loan is identified as “Repurchase Pending” on the date (y) the Servicer sends notice of any request for repurchase to the related Repurchase Enforcer, or (z) the Servicer receives notice of a repurchase request but determines it is not required to take further action regarding such request pursuant to its obligations under the applicable Transaction Documents. The Loan will remain in this category until the Servicer

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receives actual knowledge from the related Repurchase Enforcer, Repurchaser, or other party, that the repurchase request should be changed to “Demand in Dispute”, “Demand Withdrawn”, “Demand Rejected”, or “Repurchased.”

Demand in Dispute: Occurs (i) when a response is received from the Repurchaser which refutes a repurchase request, or (ii) upon the expiration of any applicable cure period.

Demand Withdrawn: The date when a previously submitted repurchase request is withdrawn by the original requesting party. To the extent such date is not available, the date when the Servicer or the Indenture Trustee receives actual knowledge of any such withdrawal.

Demand Rejected: The date when the Indenture Trustee, as Repurchase Enforcer, has determined that it will no longer pursue enforcement of a previously submitted repurchase request. To the extent such date is not otherwise available, the date when the Servicer receives actual knowledge from the Indenture Trustee, as Repurchase Enforcer that it has determined not to pursue a repurchase request.

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EXHIBIT G

LIMITED POWER OF ATTORNEY

WELLS FARGO BANK, N.A (a national banking association, whose address is Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479) (the “Grantor”), hereby makes, constitutes and appoints each of ONEMAIN FINANCIAL, INC. (a Delaware corporation) (the “Servicer”), and ONEMAIN FINANCIAL, INC. (a Hawaii corporation), ONEMAIN FINANCIAL SERVICES, INC. (a Minnesota corporation) and ONEMAIN FINANCIAL, INC. (a West Virginia corporation) (the “Subservicers”) (each Subservicer and the Servicer individually and collectively, the “Grantee”), by and through themselves, their affiliates and their permitted subcontractors, and their respective officers, designees and attorneys-in-fact, its true and lawful Attorneys-in-Fact with full power of substitution, and hereby authorizes and empowers each Grantee, in the name of and on behalf of the Grantor, to have full power and authority to take any and all lawful acts which it may deem necessary or desirable to effect the servicing and administration of the Loans pursuant to the Sale and Servicing Agreement, dated as of July 30, 2014, among the Grantor, as depositor loan trustee (in such capacity, the “Depositor Loan Trustee”) for OneMain Financial Funding II, LLC (the “Depositor”) and as issuer loan trustee (in such capacity, the “Issuer Loan Trustee”) for OneMain Financial Issuance Trust 2014-2 (the “Issuer”), the Depositor, the Servicer, the Subservicers and the Issuer (the “Sale and Servicing Agreement”), including, but not limited to:

(i) Collecting amounts payable under the Loans,

(ii) Bringing legal actions, enforcing legal prosecution of claims and pursuing any other appropriate remedies in connection with the servicing and administration of the Loans, and

(iii) Signing, executing, acknowledging, delivering, filing for record and/or recording on behalf of the Grantor all such documents, reports, filings, instruments, certificates and opinions required in connection with the foregoing, including, without limitation, notices, proofs of claim, affidavits, sworn statements, agreed orders, stipulations, modification agreements, subordination agreements, endorsements, allonges, assignments, and cancellations of promissory notes or other instruments evidencing secured or unsecured indebtedness; and assignments, full and partial releases, and terminations of UCC financing statements, motor vehicle liens, or other evidence or instrument of lien or security, in each case, to the extent the Servicer or any Subservicer is authorized to take such action pursuant to the Sale and Servicing Agreement.

The power herein granted to the Attorney-in-Fact shall include the power to name itself as grantee, assignee, or beneficiary of said instrument or act.

The Grantor gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the Grantor might or could do, and hereby does ratify and confirm all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney, and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument of revocation has been made in writing by the Grantor.

[Remainder of Page Intentionally Left Blank]

WELLS FARGO BANK, N.A., not in its
individual capacity but solely as Depositor Loan Trustee

By:
Name:
Title:

WELLS FARGO BANK, N.A., not in its
individual capacity but solely as Issuer Loan Trustee

By:
Name:
Title:

STATE OF	}
}ss.:
COUNTY OF	}

On this      day of             , 2014, before me, the under-signed officer, personally appeared [                    ], and acknowledged that she, as such [title of trustee[, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by herself as [title]]].

In witness whereof I hereunto set my hand and official seal.

Notary Public

[Notarial Seal]

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